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DEAN WITTER
SELECT DIMENSIONS
INVESTMENT SERIES




                                                     SELECT
                                                       DIMENSIONS [LOGO]



                                                           PROSPECTUS
                                                           DATED MARCH 2, 1998
                                                           REVISED MAY 1, 1998



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              PROSPECTUS DATED MARCH 2, 1998, REVISED MAY 1, 1998


                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                        (212) 392-2550 OR (800) 869-NEWS

DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") is an open-end diversified investment company which is intended to provide a broad range of investment alternatives with its thirteen separate Portfolios, each of which has distinct investment objectives and policies.

    - THE MONEY MARKET PORTFOLIO
    - THE NORTH AMERICAN GOVERNMENT
      SECURITIES PORTFOLIO
    - THE DIVERSIFIED INCOME PORTFOLIO
    - THE BALANCED GROWTH PORTFOLIO
    - THE UTILITIES PORTFOLIO
    - THE DIVIDEND GROWTH PORTFOLIO
    - THE VALUE-ADDED MARKET PORTFOLIO
    - THE GROWTH PORTFOLIO
    - THE AMERICAN VALUE PORTFOLIO
    - THE MID-CAP GROWTH PORTFOLIO
    - THE GLOBAL EQUITY PORTFOLIO
    - THE DEVELOPING GROWTH PORTFOLIO
    - THE EMERGING MARKETS PORTFOLIO

There can be no assurance that the investment objectives of the Portfolios will be achieved. SEE "Prospectus Summary" and "Investment Objectives and Policies."

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE EMERGING MARKETS PORTFOLIO MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN HIGH RISK DEBT SECURITIES WHICH ARE UNRATED OR RATED BELOW INVESTMENT GRADE (SUCH SECURITIES ARE COMMONLY KNOWN AS "JUNK BONDS"). IN ADDITION, INVESTORS IN THE EMERGING MARKETS PORTFOLIO SHOULD BE COGNIZANT OF THE FACT THAT INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE CERTAIN SPECIAL RISK FACTORS AND THEREFORE MAY NOT BE SUITABLE FOR ALL INVESTORS.

SHARES OF THE PORTFOLIOS OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

Currently, shares of the Fund will be sold only to (1) Hartford Life Insurance Company to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Hartford Life and Annuity Insurance Company to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. The variable annuity contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (the "Companies") are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance policies issued by the Companies are sometimes referred to as the "Variable Life Policies," and the Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the "Contracts." In the future, shares may be sold to affiliated or non-affiliated entities of the Companies. The Companies will invest in shares of the Fund in accordance with allocation instructions received from Contract Owners, which allocation rights are further described in the Prospectus for the Contracts. The Companies will redeem shares to the extent necessary to provide benefits under the Contracts.

This Prospectus sets forth concisely the information you should know before allocating your investment under your Contract to the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 2, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
  ACCURACY OR ADEQUACY     OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                           --------------------------

              DEAN WITTER INTERCAPITAL INC. -- Investment Manager

This Prospectus must be accompanied by a current Prospectus for the Variable Annuity Contracts or Variable Life Policies issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Both Prospectuses should be read and retained for future reference.
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TABLE OF CONTENTS
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
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                                          PAGE
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  Prospectus Summary                        3
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  Financial Highlights                      8
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  The Fund and its Management               12
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  Investment Objectives and Policies        13
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    The Money Market Portfolio              13
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    The North American Government
     Securities Portfolio                   15
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    The Diversified Income Portfolio        17
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    The Balanced Growth Portfolio           20
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    The Utilities Portfolio                 21
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    The Dividend Growth Portfolio           23
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    The Value-Added Market Portfolio        23
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    The Growth Portfolio                    24
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    The American Value Portfolio            25
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    The Mid-Cap Growth Portfolio            26
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    The Global Equity Portfolio             27
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    The Developing Growth Portfolio         28
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    The Emerging Markets Portfolio          29
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    General Portfolio Techniques            32
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  Investment Restrictions                   47
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  Determination of Net Asset Value          48
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  Purchase of Fund Shares                   49
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  Redemption of Fund Shares                 49
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  Dividends, Distributions and Taxes        49
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  Performance Information                   50
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  Additional Information                    51
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  Appendix--Ratings of Investments          53
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                              2   - PROSPECTUS
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PROSPECTUS SUMMARY
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THE             The Fund is organized as a Massachusetts business trust and is
FUND            an open-end diversified management investment company. The Fund is comprised of thirteen separate portfolios: the MONEY MARKET
                PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO,
                the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO,
                the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the
                VALUE-ADDED MARKET PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN
                VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY
                PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING
                MARKETS PORTFOLIO (see pages 13 through 32). The Trustees of the
                Fund may establish additional Portfolios at any time. To the extent that shares are sold to the Companies in order to fund the benefits under Contracts, the structure of the Fund permits
                Contract Owners, within the limitations described in the
                Contracts, to allocate the investments underlying the Contracts in response to or in anticipation of changes in market or
                economic conditions. See the Prospectus for the Contracts for a description of the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and benefits provided under a Contract.

                Each Portfolio is managed for investment purposes as if it were a separate fund issuing a separate class of shares of beneficial interest, with $.01 par value. The assets of each Portfolio are segregated, so that an interest in the Fund is limited to the assets of the Portfolio in which shares are held and
                shareholders, such as the Companies, are each entitled to a pro rata share of all dividends and distributions arising from the net investment income and capital gains, if any, of such
                Portfolio (see pages 49 and 51).
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INVESTMENT      Each Portfolio has distinct investment objectives and policies,
OBJECTIVES AND  and is subject to various investment restrictions, some of which
POLICIES        apply to all the Portfolios. The MONEY MARKET PORTFOLIO seeks high current income, preservation of capital and liquidity by investing in the following money market instruments: U.S.
                Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1
                billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured), and high grade corporate debt obligations maturing in thirteen months or less (see pages 13-15). The NORTH AMERICAN GOVERNMENT
                SECURITIES PORTFOLIO seeks to earn a high level of current income while maintaining relatively low volatility of principal, by investing primarily in investment grade fixed-income
                securities issued or guaranteed by the U.S., Canadian or Mexican governments (see pages 15-17). The DIVERSIFIED INCOME PORTFOLIO seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed-income securities. Up to one-third of the securities in which the DIVERSIFIED INCOME PORTFOLIO may invest will include securities rated Baa/BBB or lower (such securities are commonly known as "junk bonds") (see pages 17-20). The BALANCED GROWTH
                PORTFOLIO seeks to provide capital growth with reasonable
                current income by investing, under normal market conditions, at least 60% of its total assets in a diversified portfolio of common stocks of companies which have a record of paying
                dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities
                convertible into common stock, and at least 25% of its total assets in investment grade fixed-income (fixed-rate and
                adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities (see pages 20-21). The
                UTILITIES PORTFOLIO seeks to provide current income and
                long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry (see pages 21-23). The DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends (see page 23). The VALUE-ADDED MARKET
                PORTFOLIO seeks to achieve a high level of total return on its assets through a
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                              3   - PROSPECTUS
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                combination of capital appreciation and current income, by investing, on an equally-weighted basis, in a diversified
                portfolio of common stocks of the companies which are
                represented in the Standard & Poor's 500 Composite Stock Price
                Index (see pages 23-24). The GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies (see pages 24-25). The AMERICAN VALUE
                PORTFOLIO seeks long-term capital growth consistent with an effort to reduce volatility, by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time
                (see pages 25-26). The MID-CAP GROWTH PORTFOLIO seeks long-term capital growth by investing primarily in equity securities of
                "mid-cap" companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion) (see pages 26-27). The GLOBAL EQUITY PORTFOLIO seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and
                equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of
                domestic and foreign companies and governments and international organizations (see pages 27-28). The DEVELOPING GROWTH PORTFOLIO seeks long-term capital growth by investing primarily in common stocks of smaller and medium-sized companies that, in the
                opinion of the Investment Manager, have the potential for
                growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management (see pages 28-29). The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries. The
                EMERGING MARKETS PORTFOLIO may invest up to 35% of its total assets in high risk fixed-income securities that are rated below investment grade or are unrated (commonly referred to as "junk bonds") (see pages 29-32).

                Contract Owners should review the investment objectives and policies of the Portfolios carefully to consider their ability to assume the risks involved in allocating the investments underlying the Contracts (see pages 13-47 and "Special Risk
                Considerations" below).
--------------------------------------------------------------------------------
SPECIAL         The MONEY MARKET PORTFOLIO invests solely in U.S. Government
RISK            securities, high quality corporate debt obligations and
CONSIDERATIONS  obligations of banks and savings and loan associations having assets of $1 billion or more and certificates of deposit which are fully insured as to principal; consequently, the portfolio securities of the Portfolio are subject to minimal risk of loss of income and principal. The Portfolio may enter into repurchase agreements and reverse repurchase agreements. Although the MONEY
                MARKET PORTFOLIO will attempt to maintain a constant net asset value per share of $1.00, there can be no assurance that the
                $1.00 net asset value can be maintained.

                The net asset value of the shares of each Portfolio other than the MONEY MARKET PORTFOLIO will fluctuate with changes in the market value of its portfolio holdings. The market value of the Portfolios' securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. A decline in prevailing interest rates generally increases the value of fixed-income securities, while an increase in rates generally reduces the value of those securities. Dividends payable by each Portfolio will vary in relation to the amounts of dividends and/or interest paid by its securities holdings. The NORTH AMERICAN GOVERNMENT SECURITIES
                PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED
                GROWTH PORTFOLIO may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are subject to prepayments or refinancings of the mortgage pools underlying such securities which may have an impact upon the yield and the net asset value of the Portfolio's shares. Certain derivative mortgage-backed securities in which these Portfolios invest are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets, and as a result may be highly volatile. Asset-backed securities involve risks resulting from the fact that such securities do not usually contain the complete benefit of a security interest in the related collateral. Each Portfolio other than the MONEY
                MARKET PORTFOLIO may invest, to a different extent, in foreign

                              4   - PROSPECTUS

                securities. The foreign securities markets in which the Portfolios may invest pose different and generally greater risks than those risks customarily associated with domestic securities and markets including fluctuations in foreign currency exchange rates, foreign tax rates and foreign securities exchange controls. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest a significant portion of its assets in securities issued and guaranteed by the governments of Canada and Mexico. The
                Canadian mortgage-backed securities market is of recent origin and is less well developed and less liquid than the U.S. market.
                It should be recognized that the Canadian and Mexican debt securities in which the Portfolio will invest pose different and greater risks than those customarily associated with U.S. debt securities, including (i) the risks associated with international investments generally, such as fluctuations in foreign currency exchange rates, (ii) the risks of investing in Canada and Mexico, which have smaller, less liquid debt markets, such as limited liquidity, price volatility, custodial and settlement issues, and (iii) specific risks associated with the Mexican economy, including high levels of inflation, large amounts of debt and political and social uncertainties. The
                NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may employ the use of inverse floater classes of collateralized mortgage obligations. These securities exhibit greater price volatility, and may be less liquid, than the majority of mortgage pass-through securities or CMOs. Each Portfolio may enter into repurchase agreements. The NORTH AMERICAN GOVERNMENT SECURITIES
                PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED
                GROWTH PORTFOLIO may utilize the speculative technique known as leverage through the use of reverse repurchase agreements and dollar rolls, which entail additional risks; the DEVELOPING
                GROWTH PORTFOLIO may seek to enhance its capital appreciation by leveraging its investments through purchasing securities with borrowed funds. Certain of the high yield, high risk fixed-income securities in which the DIVERSIFIED INCOME
                PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest are subject to greater risk of loss of income and principal than higher-rated lower yielding fixed-income securities; investors in these Portfolios should carefully consider the relative risks of investing in high yield securities (commonly referred to as "junk bonds") and should be cognizant of the fact that such securities are not generally meant for short-term investing. The
                UTILITIES PORTFOLIO will concentrate its investments in utilities securities. The public utilities industry has certain characteristics and risks, and developments within that industry will have an impact on the UTILITIES PORTFOLIO. The value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. The AMERICAN VALUE PORTFOLIO's emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the AMERICAN VALUE PORTFOLIO's investments in small and medium-capitalization companies, and the MID-CAP
                GROWTH PORTFOLIO's investments in medium-capitalization companies, involves greater risk than is customarily associated with investing in larger, more established companies. The NORTH
                AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME
                PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS
                PORTFOLIO may enter into forward foreign currency exchange contracts. The investment by the EMERGING MARKETS PORTFOLIO in emerging market country securities involves certain risks not typically associated with investing in securities of United
                States issuers, including (i) potential price volatility and reduced liquidity of securities traded on emerging market country securities markets, (ii) in some cases, lack of satisfactory custodial arrangements and delays in settlement of securities transactions in emerging market countries, (iii) generally higher brokerage commissions and other transaction costs on securities exchanges in emerging market countries, (iv) political and economic risks, including the risk of nationalization or expropriation of assets, higher rates of inflation and the risk of war, (v) currency fluctuations and devaluations in the value of the foreign currency in which the Portfolio's investments are denominated, (vi) the cost of converting foreign currency into U.S. dollars and (vii) restrictions on foreign investment and on repatriation of capital invested in emerging market countries. In addition, accounting, auditing, financial and other reporting standards in emerging market countries are not equivalent to U.S. standards and, therefore, disclosure of certain material information may not be made and less information may be

                              5   - PROSPECTUS
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                available to investors investing in emerging market countries than in the United States. There is also generally less
                governmental regulation of the securities industry in emerging market countries than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the
                United States. Many of the emerging market countries in which the EMERGING MARKETS PORTFOLIO may invest may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO,
                the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO,
                the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the
                MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the
                EMERGING MARKETS PORTFOLIO may enter into various options and futures transactions; each of these Portfolios (other than the
                BALANCED GROWTH PORTFOLIO) and the VALUE-ADDED MARKET PORTFOLIO
                may write call options on securities held in its portfolio without limit (the BALANCED GROWTH PORTFOLIO may not write covered options on portfolio securites exceeding in the
                aggregate 5% of the value of its total assets). Certain of the
                Portfolios of the Fund may experience high portfolio turnover rates with corresponding higher transaction expenses.

                Contract Owners are directed to the discussion of repurchase agreements (page 40), reverse repurchase agreements and dollar rolls (page 40), mortgage-backed securities (page 32), asset-
                backed securities (page 35), foreign securities (page 36),
                Canadian government securities (page 16), Mexican government securities (page 16 ), leveraging (page 29), lower-rated
                securities (page 39), "mid-cap" stocks (page 27), public
                utilities securities (page 22), forward foreign currency
                exchange contracts (page 37), emerging market country securities
                (page 31), portfolio trading (page 45), options and futures transactions (page 42), warrants (page 42), zero coupon
                securities (page 41), when-issued and delayed delivery
                securities and forward commitments (page 41) and "when, as and if issued" securities (page 41), concerning risks associated with such securities and management techniques. The Fund is a single diversified investment company, consisting of thirteen
                Portfolios, and each Portfolio itself is diversified.
                Diversification does not eliminate investment risk.
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INVESTMENT      Dean Witter InterCapital Inc., the Investment Manager of the
MANAGER         Fund, and its wholly-owned subsidiary, Dean Witter Services
                Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately
                $113.6 billion at March 31, 1998 (see page 12).
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MANAGEMENT      The Investment Manager receives monthly fees at the following
FEE             annual rates of the daily net assets of the respective
                Portfolios of the Fund: MONEY MARKET PORTFOLIO -- 0.50%; NORTH
                AMERICAN GOVERNMENT SECURITIES PORTFOLIO -- 0.65%; DIVERSIFIED
                INCOME PORTFOLIO -- 0.40%; BALANCED GROWTH PORTFOLIO -- 0.60%;
                UTILITIES PORTFOLIO -- 0.65%; DIVIDEND GROWTH PORTFOLIO --
                0.625% on assets up to $500 million and 0.50% on assets over
                $500 million; VALUE-ADDED MARKET PORTFOLIO -- 0.50%; GROWTH
                PORTFOLIO -- 0.80%; AMERICAN VALUE PORTFOLIO -- 0.625%; MID-CAP
                GROWTH PORTFOLIO -- 0.75%; GLOBAL EQUITY PORTFOLIO -- 1.0%;
                DEVELOPING GROWTH PORTFOLIO -- 0.50%; and EMERGING MARKETS
                PORTFOLIO -- 1.25%. The management fees for the BALANCED GROWTH
                PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH
                PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN VALUE PORTFOLIO,
                the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and
                the EMERGING MARKETS PORTFOLIO are higher than those paid by most investment companies (see page 12).
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SUB-ADVISERS    TCW Funds Management, Inc. ("TCW") has been retained by the
                Investment Manager to provide investment advice and manage the portfolios of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO
                and the EMERGING MARKETS PORTFOLIO, subject to the overall supervision of the Investment Manager. TCW also serves as
                adviser to eleven investment companies for which Dean Witter
                Services Company Inc. serves as manager, and, at February 28,
                1998, had over $50 billion under management or committed to management in various fiduciary or advisory capacities,
                primarily from institutional investors (see page 12).



                              6   - PROSPECTUS

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                Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of the Investment Manager, has been retained by the Investment
                Manager to provide investment advice and manage the portfolio of the GROWTH PORTFOLIO, subject to the overall supervision of the
                Investment Manager. MSAM conducts a worldwide investment
                advisory business. As of February 28, 1998, MSAM, together with its institutional investment management affiliates, had
                approximately $156.5 billion in assets under management as an investment manager or as a fiduciary adviser (see page 12).
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SUB-ADVISORY    TCW receives monthly fees from the Investment Manager equal to
FEE             40% of the Investment Manager's monthly fee in respect of each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the
                EMERGING MARKETS PORTFOLIO. MSAM receives monthly fees from the
                Investment Manager equal to 40% of the Investment Manager's monthly fee in respect of the GROWTH PORTFOLIO (see page 12).
--------------------------------------------------------------------------------
SHAREHOLDERS    Currently, shares are sold only to (1) Hartford Life Insurance
                Company for allocation to certain of its separate accounts to fund the benefits under certain flexible premium deferred
                variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Hartford Life and
                Annuity Insurance Company for allocation to certain of its separate accounts to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such
                separate accounts are sometimes referred to individually as an
                "Account" and collectively as the "Accounts." The variable annuity contracts issued by Hartford Life Insurance Company and
                Hartford Life and Annuity Insurance Company (the "Companies")
                are somtimes referred to as the "Variable Annuity Contracts."
                The variable life insurance policies issued by the Companies are sometimes referred to as the "Variable Life Policies," and the
                Variable Annuity Contracts and the Variable Life Policies are
                sometimes referred to as the "Contracts." Accordingly, the interest of the Contract Owner with respect to the Fund is subject to the terms of the Contract and is described in the
                Prospectus for the Contracts, which should be reviewed carefully by a person considering the purchase of a Contract. The
                Prospectus for the Contracts describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the Companies as shareholders of the Fund should be distinguished from the rights of a Contract
                Owner which are described in the Contract. In the future, shares may be allocated to certain other separate accounts or sold to affiliated or non-affiliated entities of the Companies. Hartford
                Life and Annuity Insurance Company is a wholly-owned indirect subsidiary of Hartford Life Insurance Company. As long as shares of the Fund are sold only to the Companies, the term
                "shareholder" or "shareholders" in this Prospectus shall refer to the Companies. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts to invest in the same underlying fund
                (see pages 49 and 51).
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PURCHASES AND   Shares of the Fund are sold and redeemed at net asset value,
REDEMPTIONS     I.E., without sales charge (see page 49).


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THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
ELSEWHERE IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, AND THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACTS OR THE VARIABLE LIFE POLICIES.

                              7   - PROSPECTUS

FINANCIAL HIGHLIGHTS
      --------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period for each of the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO (then named the BALANCED PORTFOLIO), the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the VALUE-ADDED MARKET PORTFOLIO, the GROWTH PORTFOLIO (then named the CORE EQUITY PORTFOLIO), the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)                       $    1.00    $ 0.01        --            $ 0.01        $(0.01)        --             $(0.01)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
NORTH AMERICAN GOVERNMENT SECURITIES
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.53        $ 0.11          0.64         (0.50)        --              (0.50)
1996                               10.18      0.52         (0.09)         0.43         (0.52)        --              (0.52)
1997                               10.09      0.48          0.09          0.57         (0.49)        --              (0.49)
DIVERSIFIED INCOME
1994 (a)                           10.00      0.08        --              0.08         (0.03)        --              (0.03)
1995                               10.05      0.57          0.11          0.68         (0.51)        --              (0.51)
1996                               10.22      0.80          0.13          0.93         (0.82)        $(0.01)         (0.83)
1997                               10.32      0.80          0.02          0.82         (0.83)         (0.02)         (0.85)
BALANCED
1994 (a)                           10.00      0.08         (0.02)         0.06         (0.02)        --              (0.02)
1995                               10.04      0.40          1.85          2.25         (0.40)        --              (0.40)
1996                               11.89      0.33          1.25          1.58         (0.33)         (0.07)         (0.40)
1997                               13.07      0.29          2.01          2.30         (0.30)         (0.04)         (0.34)
UTILITIES
1994 (a)                           10.00      0.07        --              0.07         (0.03)        --              (0.03)
1995                               10.04      0.45          2.30          2.75         (0.44)        --              (0.44)
1996                               12.35      0.43          0.60          1.03         (0.43)         (0.01)         (0.44)
1997                               12.94      0.39          2.96          3.35         (0.40)         (0.05)         (0.45)
DIVIDEND GROWTH
1994 (a)                           10.00      0.08         (0.09)        (0.01)        (0.02)        --              (0.02)
1995                                9.97      0.36          3.57          3.93         (0.36)        --              (0.36)
1996                               13.54      0.34          2.94          3.28         (0.35)         (0.02)         (0.37)
1997                               16.45      0.38          3.80          4.18         (0.38)         (0.68)         (1.06)
VALUE-ADDED MARKET
1994 (a)                           10.00      0.06         (0.14)        (0.08)        (0.02)        --              (0.02)
1995                                9.90      0.31          2.34          2.65         (0.31)        --              (0.31)
1996                               12.24      0.23          1.93          2.16         (0.23)         (0.01)         (0.24)
1997                               14.16      0.23          3.43          3.66         (0.23)         (0.03)         (0.26)
CORE EQUITY
1994 (a)                           10.00      0.07        --              0.07         (0.02)        --              (0.02)
1995                               10.05      0.26          1.05          1.31         (0.29)        --              (0.29)
1996                               11.07      0.08          2.52          2.60         (0.08)         (0.04)         (0.12)
1997                               13.55      0.09          3.09          3.18         (0.10)         (0.07)         (0.17)

                              8   - PROSPECTUS

--------------------------------------------------------------------------------

independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Portfolios of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. See the discussion under the caption "Charges Under the Contract" in the prospectus for the Contracts for a description of charges which may be imposed on the Contracts by the applicable Account. Any such charges are not reflected in the financial highlights below. Inclusion of any such charges would reduce the total return figures for all periods shown.

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET       (AFTER EXPENSES WERE
                                                              ASSETS
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO     AVERAGE
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER    COMMISSION
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES      INCOME         RATE       RATE PAID
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)         $  1.00      0.76%(1)   $ 1,234      2.50%*(2)        3.33%*(2)  --             5.83%(2)      N/A          N/A
1995                1.00      6.10        42,089      0.81             5.11       --             5.92          N/A          N/A
1996                1.00      5.07        87,002      0.59             4.94       0.57%          4.96          N/A          N/A
1997                1.00      5.21        84,045      0.55             5.08       0.55           5.08          N/A          N/A
NORTH AMERICAN
GOVERNMENT
SECURITIES
1994 (a)           10.04      0.61(1)        122      2.50*(2)         1.78*(2)   --             4.28(2)      --            N/A
1995               10.18      6.40         1,288      2.50*            3.24*      --             5.74           18%         N/A
1996               10.09      4.35         4,172      1.45             4.55       0.50           5.50           48          N/A
1997               10.17      5.91         5,091      1.26             4.75       1.26           4.75           27          N/A
DIVERSIFIED
INCOME
1994 (a)           10.05      0.76(1)        402      2.50*(2)         3.08*(2)   --             5.58(2)      --            N/A
1995               10.22      6.96         8,972      1.33             5.95       --             7.28           33          N/A
1996               10.32      9.54        32,119      0.71             8.26       0.50           8.47           69          N/A
1997               10.29      8.32        62,287      0.55             8.09       0.55           8.09          110          N/A
BALANCED
1994 (a)           10.04      0.60(1)        796      2.50*(2)         2.90*(2)   --             5.40(2)      --           --
1995               11.89     22.86        16,311      1.39             2.45       --             3.84           99         --
1996               13.07     13.54        38,893      0.90             2.35       0.50           2.75           88      $ 0.0580
1997               15.03     17.87        71,323      0.86             2.13       0.86           2.13           64        0.0581
UTILITIES
1994 (a)           10.04      0.65(1)        498      2.50*(2)         2.79*(2)   --             5.29(2)      --           --
1995               12.35     28.05        17,959      1.43             3.01       --             4.44            3         --
1996               12.94      8.48        35,686      0.80             3.16       0.50           3.46           15        0.0500
1997               15.84     26.45        50,766      0.76             2.83       0.76           2.83           34        0.0520
DIVIDEND GROWTH
1994 (a)            9.97     (0.05) (1)    1,378      2.50*(2)         3.28*(2)   --             5.78(2)      --           --
1995               13.54     40.13        78,694      0.83             2.80       --             3.63            4         --
1996               16.45     24.49       258,101      0.67             2.44       0.67           2.44           39        0.0518
1997               19.57     26.12       518,419      0.65             2.11       0.65           2.11           26        0.0545
VALUE-ADDED
MARKET
1994 (a)            9.90     (0.76) (1)      349      2.50*(2)         1.25*(2)   --             3.75(2)      --           --
1995               12.24     27.14        23,970      1.46             1.64       --             3.10            4         --
1996               14.16     17.78        73,516      0.64             1.69       0.56           1.77            4        0.0300
1997               17.56     26.12       141,316      0.58             1.49       0.58           1.49            8        0.0300
CORE EQUITY
1994 (a)           10.05      0.67(1)        316      2.50*(2)         2.32*(2)   --             4.82(2)      --           --
1995               11.07     13.29         3,956      2.50*           (0.64) *    --             1.86           39         --
1996               13.55     23.56        18,215      1.22            (0.03)      0.50           0.69           47        0.0573
1997               16.56     23.07        40,311      1.01             0.13       1.01           0.13           55        0.0585

---------------------

                                 EMPTY FOOTNOTE

                              9   - PROSPECTUS

--------------------------------------------------------------------------------

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN VALUE
1994 (a)                       $   10.00    $ 0.06        $ 0.01        $ 0.07        $(0.02)        --             $(0.02)
1995                               10.05      0.21          3.66          3.87         (0.21)        --              (0.21)
1996                               13.71      0.08          1.68          1.76         (0.10)        $(0.07)         (0.17)
1997                               15.30      0.07          4.73          4.80         (0.06)         (0.35)         (0.41)
MID-CAP GROWTH
1997 (b)                           10.00      0.18          1.39          1.57         (0.17)        --              (0.17)
GLOBAL EQUITY
1994 (a)                           10.00      0.07         (0.10)        (0.03)        (0.03)        --              (0.03)
1995                                9.94      0.29          1.05          1.34         (0.29)        --              (0.29)
1996                               10.99      0.15          1.10          1.25         (0.17)         (0.01)         (0.18)
1997                               12.06      0.12          0.92          1.04         (0.11)         (0.02)         (0.13)
DEVELOPING GROWTH
1994 (a)                           10.00      0.08          0.08          0.16         (0.03)        --              (0.03)
1995                               10.13      0.24          4.88          5.12         (0.25)        --              (0.25)
1996                               15.00      0.02          1.92          1.94         (0.04)++       (0.02)         (0.06)
1997                               16.88      0.05          2.27          2.32         (0.04)        --              (0.04)
EMERGING MARKETS
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.29         (0.33)        (0.04)        (0.31)        --              (0.31)
1996                                9.69      0.16          1.51          1.67         (0.16)        --              (0.16)
1997                               11.20      0.06          0.11          0.17         (0.06)        --              (0.06)

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
    *      After application of the Fund's expense limitation.
   (1)     Not annualized.
   (2)     Annualized.

                             10   - PROSPECTUS

--------------------------------------------------------------------------------

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET       (AFTER EXPENSES WERE
                                                              ASSETS
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO     AVERAGE
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER    COMMISSION
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES      INCOME         RATE       RATE PAID
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN VALUE
1994 (a)         $ 10.05      0.69%(1)   $   823      2.50*%(2)        1.60*%(2)  --             4.10%(2)       10%(1)     --
1995               13.71     38.95        38,235      0.96             1.11       --             2.07          174         --
1996               15.30     12.95       120,904      0.71             0.52       0.69%          0.54          232      $ 0.0557
1997               19.69     31.93       230,014      0.68             0.42       0.68           0.42          262        0.0566
MID-CAP GROWTH
1997 (b)           11.40     15.84(1)     19,236      1.12(2)          0.65(2)    --             1.77(2)       104(1)     0.0546
GLOBAL EQUITY
1994 (a)            9.94     (0.30) (1)    1,194      2.50* (2)        2.20* (2)  --             4.70(2)      --           --
1995               10.99     13.76        17,074      1.69             1.09       --             2.78           74         --
1996               12.06     11.43        59,246      1.25             0.69       0.72           1.22           62        0.0451
1997               12.97      8.66       102,229      1.13             0.91       1.13           0.91           87        0.0283
DEVELOPING
GROWTH
1994 (a)           10.13      1.58(1)        380      2.50* (2)        2.31* (2)  --             4.81(2)         3(1)      --
1995               15.00     51.26        17,412      1.24             0.86       --             2.10           80         --
1996               16.88     12.95        61,120      0.68            (0.04)      0.58           0.06          146        0.0537
1997               19.16     13.77        82,690      0.60             0.26       0.60           0.26          149        0.0555
EMERGING
MARKETS
1994 (a)           10.04      0.57(1)        448      2.50* (2)        2.22* (2)  --             4.72(2)      --           --
1995                9.69     (0.57)        4,092      2.50*            0.18*      --             2.68           36         --
1996               11.20     17.69        17,240      2.02            (0.10)      0.50           1.42           46        0.0022
1997               11.31      1.27        23,815      1.71             0.49       1.71           0.49           91        0.0007

---------------------

                                 EMPTY FOOTNOTE

                             11   - PROSPECTUS

THE FUND AND ITS MANAGEMENT
      --------------------------------------------------------------------

Dean Witter Select Dimensions Investment Series (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on June 2, 1994.


Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.



InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets of $109.5 billion at March 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.


The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.


With regard to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the EMERGING MARKETS PORTFOLIO, under a Sub-Advisory Agreement between TCW Funds Management, Inc. ("TCW") and the Investment Manager, TCW provides these Portfolios with investment advice and portfolio management, in each case subject to the overall supervision of the Investment Manager. TCW, whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, also serves as investment adviser to eleven investment companies for which Dean Witter Services Company Inc. serves as manager. TCW, which was organized in 1987, is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW Group"), whose subsidiaries provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW Group, may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW Group. TCW in turn has entered into further sub-advisory agreements with two other wholly-owned subsidiaries of TCW Group, TCW Asia Limited and TCW London International, Limited, to assist it in performing its sub-advisory functions in respect of the EMERGING MARKETS PORTFOLIO. The address of TCW Asia Limited is One Pacific Place, 88 Queensway, Hong Kong, and the address of TCW London International, Limited is 16 Charles II Street, London SWIY4QU. As of February 28, 1998, TCW and its affiliates had over $50 billion under management or committed to management, primarily from institutional investors.



With regard to the GROWTH PORTFOLIO, under a Sub-Advisory Agreement between Morgan Stanley Asset Management Inc. ("MSAM") and the Investment Manager, MSAM provides that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. MSAM, whose address is 1221 Avenue of the Americas, New York, New York 10020, together with its institutional investment management affiliates had, as of February 28, 1998, approximately $156.5 billion in assets under management as an investment manager or as a fiduciary adviser, primarily for U.S. corporate and public employee benefit plans, investment companies, endowments, foundations and wealthy individuals. MSAM, like InterCapital, is a wholly-owned subsidiary of MSDW.


TCW and MSAM are sometimes collectively referred to as the "Sub-Advisers" and individually as a "Sub-Adviser."

The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager (and, for the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, by the applicable Sub-Adviser) to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund currently pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the MONEY MARKET PORTFOLIO; 0.65% to the net assets of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO; 0.40% to the net assets of the DIVERSIFIED INCOME PORTFOLIO; 0.60% to the net assets of the BALANCED GROWTH PORTFOLIO; 0.65% to the net assets of the UTILITIES PORTFOLIO; 0.625% to the net assets of the DIVIDEND GROWTH PORTFOLIO up to $500 million and 0.50% to the net assets of that Portfolio exceeding $500 million; 0.50% to the net assets of the VALUE-ADDED MARKET PORTFOLIO; 0.80% to the net assets of the GROWTH PORTFOLIO; 0.625% to the net assets of the AMERICAN VALUE PORTFOLIO; 0.75% to the net assets of the MID-CAP GROWTH PORTFOLIO; 1.0% to the net assets of the GLOBAL EQUITY PORTFOLIO; 0.50% to the net assets of the DEVELOPING GROWTH PORTFOLIO; and 1.25% to the net assets of the EMERGING MARKETS PORTFOLIO, in each case determined as of the close of each business day. As compensation for its services provided to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the EMERGING MARKETS PORTFOLIO pursuant to its Sub-Advisory Agreement in respect of those Portfolios, the


                             12   - PROSPECTUS

Investment Manager pays TCW monthly compensation equal to 40% of its monthly compensation in respect of each of those Portfolios, and as compensation for its services provided to the GROWTH PORTFOLIO pursuant to its Sub-Advisory Agreement in respect of this Portfolio, the Investment Manager pays MSAM 40% of its monthly compensation in respect of this Portfolio.

The Fund's expenses include: the fee of the Investment Manager; taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

For the year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the average daily net assets of the MONEY MARKET PORTFOLIO, 0.65% of the average daily net assets of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, 0.40% of the average daily net assets of the DIVERSIFIED INCOME PORTFOLIO, 0.75% of the average daily net assets of the BALANCED GROWTH PORTFOLIO, 0.65% of the average daily net assets of the UTILITIES PORTFOLIO, 0.625% of the average daily net assets of the DIVIDEND GROWTH PORTFOLIO, 0.50% of the average daily net assets of the VALUE-ADDED MARKET PORTFOLIO, 0.85% of the average daily net assets of the GROWTH PORTFOLIO, 0.625% of the average daily net assets of the AMERICAN VALUE PORTFOLIO, 1.0% of the average daily net assets of the GLOBAL EQUITY PORTFOLIO, 0.50% of the average daily net assets of the DEVELOPING GROWTH PORTFOLIO and 1.25% of the average daily nets assets of the EMERGING MARKETS PORTFOLIO. The total expenses of the MONEY MARKET PORTFOLIO amounted to 0.55% of its average daily net assets, the total expenses of the NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO amounted to 1.26% of its average daily net assets, the total expenses of the DIVERSIFIED INCOME PORTFOLIO amounted to 0.55% of its average daily net assets, the total expenses of the BALANCED GROWTH PORTFOLIO amounted to 0.86% of its average daily net assets, the total expenses of the UTILITIES PORTFOLIO amounted to 0.76% of its average daily net assets, the total expenses of the DIVIDEND GROWTH PORTFOLIO amounted to 0.65% of its average daily net assets, the total expenses of the VALUE-ADDED MARKET PORTFOLIO amounted to 0.58% of its average daily net assets, the total expenses of the GROWTH PORTFOLIO amounted to 1.01% of its average daily net assets, the total expenses of the AMERICAN VALUE PORTFOLIO amounted to 0.68% of its average daily net assets, the total expenses of the GLOBAL EQUITY PORTFOLIO amounted to 1.13% of its average daily net assets, the total expenses of the DEVELOPING GROWTH PORTFOLIO amounted to 0.60% of its average daily net assets, and the total expenses of the EMERGING MARKETS PORTFOLIO amounted to 1.71% of its average daily net assets.

The MID-CAP GROWTH PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of the MID-CAP GROWTH PORTFOLIO (except for any brokerage fees) and waive the compensation provided for that Portfolio in its Management Agreement with the Fund until such time as the Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first.

Prior to March, 1998, the BALANCED GROWTH PORTFOLIO (then named the BALANCED PORTFOLIO) and the GROWTH PORTFOLIO (then named the CORE EQUITY PORTFOLIO) were sub-advised by TCW. In October, 1997, TCW indicated its intention to resign as Sub-Adviser to these Portfolios and, on November 6, 1997, the Board of Trustees recommended that InterCapital assume the investment management advice and portfolio management function then being performed by TCW for the BALANCED GROWTH PORTFOLIO and that a new Sub-Advisory Agreement with MSAM be submitted to shareholders of the GROWTH PORTFOLIO (then named the CORE EQUITY PORTFOLIO) for approval. The shareholders of the GROWTH PORTFOLIO approved the new Sub-Advisory Agreement with MSAM on February 26, 1998 and the new Sub-Advisory Agreement became effective on March 2, 1998, at which time TCW also resigned as Sub-Adviser of the GROWTH PORTFOLIO and the BALANCED GROWTH PORTFOLIO. Effective March 2, 1998, the Investment Manager and the Fund amended the Investment Management Agreement to reduce the fee paid by the Fund to the Investment Manager under the Agreement in respect of the BALANCED GROWTH PORTFOLIO from 0.75% to 0.60% of the Portfolio's average daily net assets and to reduce the fee paid by the Fund to the Investment Manager under the Agreement in respect of the GROWTH PORTFOLIO from 0.85% to 0.80% of the Portfolio's average daily net assets.

INVESTMENT OBJECTIVES AND POLICIES
      --------------------------------------------------------------------

THE MONEY MARKET PORTFOLIO

The investment objectives of the MONEY MARKET PORTFOLIO are high current income, preservation of capital and liquidity. The investment objectives may not be changed without approval of the shareholders of the MONEY MARKET PORTFOLIO. The Portfolio seeks to achieve its objectives by investing in the following money market instruments:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds;

BANK OBLIGATIONS. Obligations (including certificates of deposit, bank notes and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

                             13   - PROSPECTUS

OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 10% or less of the Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

COMMERCIAL PAPER AND CORPORATE OBLIGATIONS. Commercial paper and corporate debt obligations maturing in thirteen months or less which are rated in one of the two highest rating categories for short-term debt obligations, or, if not rated, have been issued by issuers which have another short-term debt obligation that is comparable in priority and security to such non-rated securities and is so rated, by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or which, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The NRSROs currently rating instruments of the type the Portfolio may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. Their rating criteria are described in the Appendix to the Fund's Statement of Additional Information. See the Appendix to this Prospectus for an explanation of Moody's and S&P ratings.

The foregoing rating limitations apply at the time of acquisition of a security. Any subsequent change in any rating by a rating service will not require elimination of any security from the portfolio. However, in accordance with procedures adopted by the Fund's Trustees pursuant to federal securities regulations governing money market funds, if the Investment Manager becomes aware that a portfolio security has received a new rating from an NRSRO that is below the second highest rating, then, unless the security is disposed of within five days, the Investment Manager will perform a creditworthiness analysis of any such downgraded securities, which analysis will be reported to the Trustees who will, in turn, determine whether the securities continue to present minimal credit risks to the MONEY MARKET PORTFOLIO.

The ratings assigned by the NRSROs represent their opinions as to the quality of the securities they undertake to rate. It should be emphasized, however, that the ratings are general and not absolute standards of quality.

Subject to the foregoing requirements, the MONEY MARKET PORTFOLIO may invest in commercial paper which has been issued pursuant to the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to institutional investors pursuant to Rule 144A under the Securities Act. Management considers such legally restricted, but readily marketable, commercial paper to be liquid. However, pursuant to procedures approved by the Trustees of the Fund, if a particular investment in such commercial paper is determined to be illiquid, that investment will be included within the 10% limitation on illiquid investments. If at any time the MONEY MARKET PORTFOLIO's investments in illiquid securities exceed 10% of the Portfolio's total assets, the Portfolio will dispose of illiquid securities in an orderly fashion to reduce the Portfolio's holdings in such securities to less than 10% of its total assets.

VARIABLE RATE AND FLOATING RATE OBLIGATIONS. Certain of the types of investments described above may be variable rate or floating rate obligations. The interest rates payable on variable rate or floating rate obligations are not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate obligation may be adjusted at predesignated periodic intervals and on a floating rate obligation whenever there is a change in the market rate of interest on which the interest rate payable is based.

Although the MONEY MARKET PORTFOLIO will generally not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, it believes such disposition advisable.

The MONEY MARKET PORTFOLIO may enter into repurchase agreements and reverse repurchase agreements, and may lend its portfolio securities, in accordance with the description of those investments (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The MONEY MARKET PORTFOLIO will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The MONEY MARKET PORTFOLIO will not, however, invest in securities that mature in more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while generally paying higher interest rates, are subject, as a result of general changes in interest rates, to greater fluctuations in value than shorter-term issues. Thus, when rates on new debt securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). Longer-term issues also increase the risk that the issuer may be unable to pay an installment of interest or principal at maturity. Also, in the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the MONEY MARKET PORTFOLIO might have to borrow money and incur interest expense. Either occurrence would adversely impact the amount of daily dividend and could result in a decline in the daily net asset value per share.

                             14   - PROSPECTUS

The MONEY MARKET PORTFOLIO will attempt to minimize these risks by investing in longer-term securities when it appears to management that interest rates on such securities are not likely to increase substantially during the period of expected holding, and then only in securities of high quality which are readily marketable. However, there can be no assurance that the Portfolio will be successful in achieving this or its other objectives.

The foregoing investment policies are not fundamental and may be changed by the Trustees without shareholder vote.

THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

The investment objective of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO is to earn a high level of current income while maintaining relatively low volatility of principal. This objective may not be changed without the approval of the shareholders of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO. There is no assurance that the objective will be achieved. The following investment policies may be changed by the Trustees of the Fund without shareholder approval:

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in investment grade fixed-income securities issued or guaranteed by the U.S., Canadian or Mexican governments or their subdivisions, or the agencies or instrumentalities of any of the foregoing ("Government Securities"). Such securities may include U.S. Treasury securities, U.S. Mortgage-Backed Securities, the sovereign debt of Canada or any of its Provinces, Canadian Mortgage-Backed Securities, and the sovereign debt of Mexico or any of its government agencies. See the discussion of sovereign debt obligations in the Statement of Additional Information. In the case of the United States and Canada, a substantial portion of such investments will be fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations ("Mortgage-Backed Securities"). The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Sub-Adviser, TCW (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or
BBB).

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest up to 35% of its total assets in securities which are not Government Securities, including corporate debt securities and securities backed by other assets, such as automobile or credit card receivables and home equity loans ("Asset-Backed Securities") (see "General Portfolio Techniques" below and in the Statement of Additional Information for a discussion of the characteristics and risks of investments in Asset-Backed Securities) and money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities, issued by private institutions. Such securities (except for Eurodollar certificates of deposit) must be issued by U.S., Canadian or Mexican issuers and (except for money market instruments) must be rated at least Aa by Moody's or AA by S&P or, if not rated, determined to be of comparable quality by the Sub-Adviser. Money market instruments in which the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest are set forth under "General Portfolio Techniques" below.

A portion of the fixed-income securities purchased by the Portfolio may be zero coupon securities. The Portfolio intends to limit its use of zero coupon securities (other than Treasury bills with one year or less to maturity) to 10% of its total assets (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in zero coupon securities). The Portfolio will invest in zero coupon securities only when the Sub-Adviser believes that there will be cash in the portfolio representing return of principal on portfolio securities of the Portfolio at least equal to the imputed income on the zero coupon securities.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO expects that under normal circumstances the market value dollar weighted average life (or period until the next reset date) of the Portfolio's portfolio securities will be no greater than three years. In addition, the Portfolio will purchase only Mexican Government Securities with remaining maturities of one year or less. The Portfolio seeks to achieve relatively low volatility by investing in a portfolio of securities which the Sub-Adviser believes will, in the aggregate, be resistant to significant fluctuations in market value. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for short term securities than for securities with longer maturities. Conversely, the yield available on shorter term securities has also historically been lower on average than those available from longer term securities.

Under normal circumstances the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO will invest at least 50% of its total assets in U.S. Government Securities. The Portfolio will invest no more than 25% of its total assets in Canadian Government Securities and no more than 25% of its total assets in Mexican Government Securities. Subject to the foregoing guidelines, the Sub-Adviser will invest the Portfolio's assets, and allocate its investments from time to time among U.S., Canadian and Mexican Government Securities, based on its analysis of market conditions and changes in general economic conditions in the United States, Canada and Mexico. In such analysis, the Sub-Adviser will consider various factors, including its expectations regarding interest rate changes and changes in currency exchange rates among the U.S. dollar, the Canadian dollar and the Mexican peso, as well as general market, economic and political factors, to attempt to take advantage of favorable investment opportunities in each country.

There may be periods during which, in the opinion of the Sub-Adviser, market conditions warrant reduction of some or all of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in U.S. money market instruments or cash.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may enter into repurchase agreements, reverse repurchase agreements, dollar rolls and forward foreign currency exchange contracts,

                             15   - PROSPECTUS
engage in futures contracts and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "Canadian Government Securities," "Mexican Government Securities," "Canadian Mortgage-Backed Securities" and "Risks of Investing in Canadian and Mexican Securities" below and see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities).

UNITED STATES GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the United States and which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed Mortgage-Backed Securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association direct pass-through certificates), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). The U.S. Government may also guarantee other debt obligations of special purpose borrowers.

CANADIAN GOVERNMENT SECURITIES. Canadian Government Securities include securities issued or guaranteed by the Government of Canada, the Government of a Province of Canada or their agencies and Crown corporations. These securities may be denominated or payable in U.S. dollars or Canadian dollars.

The Bank of Canada, acting on behalf of the federal government, is responsible for the distribution of Government of Canada Treasury bills and federal bond issues. The Bank of Canada holds weekly auctions of Treasury bills (maturities of one year or less) and offers new issues of federal bonds through investment dealers and banks. An offering of Government of Canada bonds frequently consists of several different issues with various maturity dates, representing different segments of the yield curve and generally having maturities ranging from three to 25 years. The Bank of Canada usually purchases a previously announced amount of each offering of bonds. Mortgage-Backed Securities issued pursuant to the program established under the National Housing Act of Canada are also Canadian Government Securities because they benefit from a guarantee by the Canada Mortgage and Housing Corporation, but are not distributed by the Bank of Canada.

All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agencies and provincial Crown corporations. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most Provinces also issue treasury bills.

Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the Provincial bond market.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO will only invest in Canadian Government Securities which are rated at least A by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Sub-Adviser.

MEXICAN GOVERNMENT SECURITIES. Mexican Government Securities include those securities which are issued or guaranteed by the Mexican Treasury or by Mexican government agencies or instrumentalities. These securities may be denominated and payable in Mexican pesos or U.S. dollars.

The debt market in Mexico began to develop rapidly after the promulgation of the Securities Market Law in 1975. Since 1975, the government has authorized a range of Mexican government issued debt securities, all of which are traded on the Mexican Stock Exchange: (i) CETES -- peso-denominated discount debt securities having maturities of two years or less sold through auctions regulated by Banco de Mexico; (ii) BONDES -- peso-denominated long-term development bonds sold through auctions regulated by Banco de Mexico; (iii) AJUSTABONOS -- peso-denominated bonds with a fixed coupon rate on a variable face amount which is adjusted in proportion to fluctuations in the Mexican consumer price index; and
(iv) NAFINSA PAGARES -- peso-denominated promissory notes, with maturities approximating those of Cetes, issued by the Nacional Financiera (Nafinsa), an agency of the Mexican government.

In addition, a variety of other special purpose bonds are issued by the Mexican federal government or its agencies, such as development bonds, bank indemnity bonds and urban renovation bonds, as well as bank development bonds and industrial development bonds.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO will only invest in Mexican Government Securities which are rated at least Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality by the Sub-Adviser.

MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed Securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed Securities and other products described below.

                             16   - PROSPECTUS

U.S. MORTGAGE-BACKED SECURITIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO's investments in U.S. Mortgage-Backed Securities are subject to certain risks (see the description of U.S. Mortgage-Backed Securities and the risks associated with investments in such securities set forth under "General Portfolio Techniques" below and in the Statement of Additional Information).

CANADIAN MORTGAGE-BACKED SECURITIES. Canadian Mortgage-Backed Securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program have some structural similarities to GNMA securities and benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada.

Canadian private issuers such as banks and trust companies also issue Mortgage-Backed Securities backed by private insurance or other forms of credit support. Such Mortgage-Backed Securities are not considered Government Securities for purposes of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO.

While most Canadian Mortgage-Backed Securities are subject to voluntary prepayments, some pools are not subject to such prepayments and thus have yield characteristics similar to bonds.

RISKS OF INVESTING IN CANADIAN AND MEXICAN SECURITIES. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian Mortgage-Backed Securities market is of recent origin, and, although continued growth is anticipated, is less well developed and less liquid than its U.S. counterpart.

Because the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO intends to invest in Mexican debt instruments, investors in the Portfolio should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.

The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.

The value of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO's investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation which have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy will not impair the North American Government Income Portfolio's investment flexibility, operations or ability to achieve its investment objective.

In September, 1982, Mexico imposed foreign exchange controls and maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. Under economic policy initiatives implemented since December, 1987, the Mexican government introduced a schedule of gradual devaluation of the controlled rate which initially amounted to an average depreciation of the Mexican peso against the U.S. dollar of one Mexican peso per day. The extended initiatives include an adjustment in the scheduled devaluation rate of the Mexican peso against the U.S. dollar. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO's net asset value and its computation and distribution of income to its shareholders will be adversely affected by continued reductions in the value of the Mexican peso relative to the U.S. dollar because all Portfolio assets must be converted to U.S. dollars prior to any distributions to shareholders. On December 22, 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the U.S. dollar.

Risks of investing in foreign securities are discussed further under "General Portfolio Techniques" below.

THE DIVERSIFIED INCOME PORTFOLIO

The primary investment objective of the DIVERSIFIED INCOME PORTFOLIO is to provide a high level of current income. As a secondary objective the DIVERSIFIED INCOME PORTFOLIO seeks to maximize total return but only to the extent consistent with its primary objective. The investment objectives of the DIVERSIFIED INCOME PORTFOLIO may not be changed without the approval of the shareholders of the Portfolio. There is no assurance that the objectives will be achieved. The following investment policies may be changed by the Trustees of the Fund without shareholder approval:

The DIVERSIFIED INCOME PORTFOLIO will seek to achieve its investment objectives by investing at least 65% of its total assets in fixed-income securities and by equally allocating, under normal circumstances (including the attainment by the Portfolio of sufficient asset size), an approximately one-third portion of its total assets among three separate groupings of various types of fixed-income securities. The Investment Manager will adjust the DIVERSIFIED INCOME PORTFOLIO's assets not less than quarterly to reflect any changes in the relative values of the securities in each grouping so that following the adjustment the value of the Portfolio's investments in each grouping will be equal to the extent practicable.

The three groupings in which the DIVERSIFIED INCOME PORTFOLIO will invest its total assets are as follows:

GROUPING (1). High quality fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or high quality fixed income securities issued or guaranteed by a foreign government or supranational organization or

                             17   - PROSPECTUS
any of their political subdivisions, authorities, agencies or instrumentalities or fixed-income securities issued by a corporation, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality; in certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Investment Manager to be of high creditworthiness; commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's; and in loan participation interests having a remaining term not exceeding one year in loans extended by banks to such companies. Certain foreign securities purchased by the Portfolio will not have received ratings by a recognized U.S. rating agency. In such cases the Investment Manager will review the issuers of such securities with respect to the quality of their management, balance sheet and financial ratios, cash flows and earnings to establish that the securities purchased by the Portfolio are of a comparable quality to issuers receiving high quality ratings by a recognized U.S. rating agency. All of the securities described above will have remaining maturities, at the time of purchase, of not more than three years.

The Investment Manager will actively manage the assets of the DIVERSIFIED INCOME PORTFOLIO in this grouping in accordance with a global market strategy (see "Portfolio Trading" below). Consistent with such a strategy, the Investment Manager intends to allocate the Portfolio's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Investment Manager will adjust the Portfolio's exposure to different currencies based on its perception of the most favorable markets and issuers. In allocating the DIVERSIFIED INCOME PORTFOLIO's assets among various markets, the Investment Manager will assess the relative yield and anticipated direction of interest rates in particular markets, the level of inflation, liquidity and financial soundness of each market, and the general market and economic conditions existing in each market as well as the relationship of currencies of various countries to the U.S. dollar and to each other. In its evaluations, the Investment Manager will utilize its internal financial, economic and credit analysis resources as well as information obtained from other sources.

A portion of the DIVERSIFIED INCOME PORTFOLIO's investments in securities of U.S. issuers is likely to be in commercial paper, bankers' acceptances and other short-term debt instruments issued by U.S. corporations. However, at times during which there exists large-scale political or economic uncertainty, the Portfolio is likely to increase its investments in U.S. Government securities. In such cases, the securities which the Portfolio is most likely to purchase are U.S. Treasury bills and U.S. Treasury notes with remaining maturities of under three years, both of which are direct obligations of the U.S. Government. The DIVERSIFIED INCOME PORTFOLIO may also purchase securities issued by various agencies and instrumentalities of the U.S. Government. These will include obligations backed by the full faith and credit of the United States (such as those issued by the Government National Mortgage Association); obligations whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury (such as those issued by the Federal National Mortgage Association); and obligations backed by the credit of the issuing agency or instrumentality (such as those issued by the Federal Farm Credit System).

The securities in which the DIVERSIFIED INCOME PORTFOLIO will be investing may be denominated in any currency or multinational currency, including the U.S. dollar. In addition to the U.S. dollar, such currencies will include, among others; the Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Swiss franc; Dutch guilder; Austrian schilling; Spanish peseta; Swedish krona; and European Currency Unit ("ECU").

The DIVERSIFIED INCOME PORTFOLIO may invest, without limitation in this grouping, in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies.The Portfolio will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the DIVERSIFIED INCOME PORTFOLIO to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Portfolio will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

As indicated above, the DIVERSIFIED INCOME PORTFOLIO may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the ECU, which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes, among other countries, France, West Germany, The Netherlands

                             18   - PROSPECTUS
and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Portfolio may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Portfolio may invest in a British pound-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

GROUPING (2). (i) Fixed-rate and adjustable rate mortgage-backed securities ("Mortgage-Backed Securities") which are issued or guaranteed by the United States Government, its agencies or instrumentalities or by private issuers which are rated Aaa by Moody's or AAA by S&P or, if not rated, are determined to be of comparable quality by the Investment Manager; (ii) securities backed by other assets such as automobile or credit card receivables and home equity loans ("Asset-Backed Securities") which are rated Aaa by Moody's or AAA by S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;
(iii) U.S. Treasury securities (bills, notes, bonds and zero coupon securities) (without restrictions as to remaining maturity at time of purchase) and (iv) U.S. Government agency securities (discount notes, medium-term notes, debentures and zero coupon securities) (without restrictions as to remaining maturity at time of purchase). See "General Portfolio Techniques" below and in the Statement of Additional Information for a discussion of Mortgage-Backed Securities and Asset-Backed Securities and the risks of investments in such securities. The term Mortgage-Backed Securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations and stripped mortgage-backed securities, all as described under "General Portfolio Techniques" below and in the Statement of Additional Information.

GROUPING (3). High yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. The high yield, high risk fixed-income securities in this grouping may include both convertible and nonconvertible debt securities and preferred stock. Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the DIVERSIFIED INCOME PORTFOLIO does not have any minimum quality rating standard for its investments. As such, the Portfolio may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or C1 by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by S&P are no longer making interest payments. See "Special Investment Considerations" and "General Portfolio Techniques" below.

During temporary defensive periods when market conditions warrant reduction of some or all of the Portfolio's securities holdings or when temporarily holding cash pending investment, this portion of the DIVERSIFIED INCOME PORTFOLIO may invest in U.S. Treasury securities or other money market instruments. Under such circumstances the money market instruments in which this portion of the Portfolio may invest, in addition to U.S. Treasury securities (bills, notes, bonds and zero coupons securities), are American bank obligations, such as certificates of deposit; Eurodollar certificates of deposit; obligations of American savings institutions; and commercial paper of American issuers rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

A description of Moody's and S&P ratings is contained in the Appendix. Non-rated securities will also be considered for investment by the DIVERSIFIED INCOME PORTFOLIO when the terms of the securities themselves makes them appropriate investments for the Portfolio.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the investment objectives of the DIVERSIFIED INCOME PORTFOLIO will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the DIVERSIFIED INCOME PORTFOLIO or potentially purchasable by the Portfolio. See "General Portfolio Techniques" below for a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject, and a discussion of the actions to be taken if a security held by grouping (1) or (2) of the Portfolio is downgraded by a rating agency to a rating of below Baa or BBB, as well as a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB.

A portion of the fixed-income securities purchased by the Portfolio may be zero coupon securities (see "General Portfolio Techniques" below).

The DIVERSIFIED INCOME PORTFOLIO may enter into repurchase agreements, reverse repurchase agreements, dollar rolls and forward foreign currency exchange contracts, engage in futures contracts and options transactions, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a

                             19   - PROSPECTUS
when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities).

COMMON STOCKS. The DIVERSIFIED INCOME PORTFOLIO may invest in common stocks in an amount up to 20% of its total assets in the circumstances described below when consistent with the Portfolio's investment objectives.

The DIVERSIFIED INCOME PORTFOLIO may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Investment Manager to further the Portfolio's investment objectives (see the discussions of warrants and convertible securities under "General Portfolio Techniques" below).

For example, the DIVERSIFIED INCOME PORTFOLIO may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the DIVERSIFIED INCOME PORTFOLIO will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Portfolio. While the Portfolio will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

Fixed-income securities acquired by the DIVERSIFIED INCOME PORTFOLIO through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Portfolio are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed-income securities in which the Portfolio may invest. In addition, since corporations involved in take-over situations are often highly leveraged, that factor will be evaluated by the Investment Manager as part of its credit risk determination with respect to the purchase of particular common stocks for the Portfolio's investment portfolio. In the event the Portfolio purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Investment Manager will continue to hold such common stock for the Portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Portfolio's investment objectives.

SPECIAL INVESTMENT CONSIDERATIONS. Because of the special nature of the DIVERSIFIED INCOME PORTFOLIO's investment in high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Investors should carefully consider the risks of investing in high yield securities (see "General Portfolio Techniques" below and in the Statement of Additional Information for a discussion of the risks of investments in high yield securities).

During the fiscal year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the DIVERSIFIED INCOME PORTFOLIO, expressed as a percentage of the Portfolio's total investments, were as follows:

                                                PERCENTAGE OF
                  RATINGS                     TOTAL INVESTMENTS
--------------------------------------------  -----------------
AAA/Aaa.....................................           57.5%
AA/Aa.......................................            2.5
A/A.........................................            1.0
BBB/Baa.....................................            0.2
BB/Ba.......................................            3.3
B/B.........................................           17.2
CCC/Caa.....................................            1.2
CC/Ca.......................................            0.0
C/C.........................................            0.0
D...........................................            0.0
Unrated.....................................           17.1
                                                      -----
                                                      100.0%

THE BALANCED GROWTH PORTFOLIO

The investment objective of the BALANCED GROWTH PORTFOLIO is to provide capital growth with a reasonable current income. This objective may not be changed without the approval of the shareholders of the BALANCED GROWTH PORTFOLIO. There is no assurance that the objective will be achieved. The following investment policies may be changed by the Trustees of the Fund without shareholder approval:

The BALANCED GROWTH PORTFOLIO seeks to obtain its objective by investing, under normal market conditions, at least 60% of its total assets in common stock of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock (see "General Portfolio Techniques" below for a discussion of convertible securities), and at least 25% of its total assets in investment grade fixed-income (fixed-rate and adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities ("U.S. Government securities"). A portion of the fixed-income securities purchased by the BALANCED GROWTH PORTFOLIO may be

                             20   - PROSPECTUS
zero coupon securities (see "General Portfolio Techniques" below).

Subject to the above percentage limitations, the BALANCED GROWTH PORTFOLIO may hold equity securities, fixed-income securities, cash and money market instruments in whatever proportion deemed desirable at any given time depending upon the Investment Manager's assessment of business, economic and investment conditions. Money market instruments in which the BALANCED GROWTH PORTFOLIO may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds), bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit, and commercial paper rated within the four highest grades by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least Aa by Moody's or AA by S&P. Such securities may be used to invest uncommitted cash balances. When market conditions dictate a "defensive" investment strategy, the BALANCED GROWTH PORTFOLIO may invest without limit in money market instruments.

The BALANCED GROWTH PORTFOLIO may enter into futures contracts provided that not more than 5% of its total assets are required as a futures contract deposit. In addition, the BALANCED GROWTH PORTFOLIO may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 30% of the Portfolio's total assets (see "General Portfolio Techniques" below for a description of options and futures transactions).

The non-governmental debt securities in which the BALANCED GROWTH PORTFOLIO will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories (i.e., investment grade) by a nationally recognized statistical rating organization ("NRSRO"), including Moody's, S&P, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; (b) bank obligations, including CDs, bankers' acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO; and (c) investment grade fixed-rate and adjustable rate mortgage-backed and asset-backed securities of corporate issuers (see "General Portfolio Techniques" below for a description of the characteristics and risks of investments in mortgage-backed and asset-backed securities and securities rated within the fourth highest rating by an NRSRO (i.e., securities rated Baa by Moody's or BBB by S&P), and for a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject.)

The U.S. Government securities in which the BALANCED GROWTH PORTFOLIO may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System); and governmentally issued mortgage-backed securities.

The BALANCED GROWTH PORTFOLIO may invest in warrants, invest in securities of foreign issuers in the form of American Depository Receipts, invest in real estate investment trusts, lend its portfolio securities, enter into repurchase agreements, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE UTILITIES PORTFOLIO

The investment objective of the UTILITIES PORTFOLIO is to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. The investment objective of the UTILITIES PORTFOLIO may not be changed without the approval of the shareholders of the Portfolio. There can be no assurance that the objective will be achieved. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the UTILITIES PORTFOLIO, a company will be considered to be in the public utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the public utilities industry. The following investment policies may be changed by the Trustees of the Fund without shareholder approval:

In seeking to achieve its objective, the UTILITIES PORTFOLIO will normally invest at least 65% of its total assets in securities of companies in the public utilities industry. The Investment Manager believes the UTILITIES PORTFOLIO's investment policies are suited to benefit from certain characteristics and historical performance of the securities of public utility companies. Many of these companies have historically set a pattern of paying regular dividends and increasing their common stock dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk

                             21   - PROSPECTUS
and thus may enhance the opportunity for appreciation of securities owned by the UTILITIES PORTFOLIO, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the public utilities industry will be indicative of future events and performance.

The UTILITIES PORTFOLIO will invest in both equity securities (common stocks and securities convertible into common stock) (see "General Portfolio Techniques" below) and fixed-income securities (bonds and preferred stock) in the public utilities industry. The UTILITIES PORTFOLIO does not have any set policies to concentrate within any particular segment of the utilities industry. The UTILITIES PORTFOLIO will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Investment Manager's determination of how to achieve the UTILITIES PORTFOLIO's investment objective in light of prevailing market, economic and financial conditions. For example, at a particular time the Investment Manager may choose to allocate up to 100% of the UTILITIES PORTFOLIO's assets in a particular type of security (for example, equity securities) or in a specific utility industry segment (for example, electric utilities).

Criteria to be utilized by the Investment Manager in the selection of equity securities include the following screens: earnings and dividend growth; book value; dividend discount; and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends such as an increasing emphasis on competition. The Investment Manager may also utilize computer-based equity selection models in connection with stock allocation in the equity portion of the portfolio. In keeping with the UTILITIES PORTFOLIO's objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the UTILITIES PORTFOLIO may allocate its assets predominantly or exclusively in debt securities with the aim of obtaining current income as well as preserving capital and thus benefiting long term growth of capital.

The UTILITIES PORTFOLIO may purchase equity securities sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the UTILITIES PORTFOLIO may invest are debt securities and preferred stocks which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or which, if unrated, are deemed to be of comparable quality by the Investment Manager (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB and a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject). Under normal circumstances the average weighted maturity of the debt portion of the portfolio is expected to be in excess of seven years. A description of Moody's and S&P ratings is contained in the Appendix.

While the UTILITIES PORTFOLIO will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments, repurchase agreements, options and futures (see "General Portfolio Techniques" below and in the Statement of Additional Information). The UTILITIES PORTFOLIO may acquire warrants attached to other securities purchased by the Portfolio (see "General Portfolio Techniques" below).

There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the UTILITIES PORTFOLIO's securities holdings. During such periods, the UTILITIES PORTFOLIO may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments.

The UTILITIES PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

PUBLIC UTILITIES INDUSTRY. The public utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

                             22   - PROSPECTUS

Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects of profits on recent increased competition within the telecommunications, electric and natural gas industries and the uncertainties resulting from companies within these industries diversifying into new domestic and international businesses, as well as from agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

THE DIVIDEND GROWTH PORTFOLIO

The investment objective of the DIVIDEND GROWTH PORTFOLIO is to provide reasonable current income and long-term growth of income and capital. There is no assurance that the objective will be achieved. The DIVIDEND GROWTH PORTFOLIO seeks to achieve its investment objective primarily through investments in common stock of companies with a record of paying dividends and the potential for increasing dividends. The net asset value of the DIVIDEND GROWTH PORTFOLIO'S shares will fluctuate with changes in market values of portfolio securities. The DIVIDEND GROWTH PORTFOLIO will attempt to avoid speculative securities or those with speculative characteristics.

The investment objective of the DIVIDEND GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the DIVIDEND GROWTH PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

(1) Up to 30% of the value of the DIVIDEND GROWTH PORTFOLIO's total assets may be invested in: (a) convertible debt securities (see "General Portfolio Techniques" below), convertible preferred securities, warrants (see "General Portfolio Techniques" below), U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Investment Manager (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in zero coupon securities and fixed-income securities rated Baa or BBB and a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject) and/or money market instruments (see "General Portfolio Techniques" below) when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the DIVIDEND GROWTH PORTFOLIO'S shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or
(iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

(2) Notwithstanding any of the foregoing limitations, the DIVIDEND GROWTH PORTFOLIO may invest more than 30% of the value of its total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

The DIVIDEND GROWTH PORTFOLIO may enter into repurchase agreements, invest in American Depository Receipts, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The DIVIDEND GROWTH PORTFOLIO is authorized to engage in transactions involving options and futures contracts which would be eligible for use by the UTILITIES PORTFOLIO, as described under "Options and Futures Transactions" under "General Portfolio Techniques" below and in the Statement of Additional Information. The DIVIDEND GROWTH PORTFOLIO does not, however, presently intend to engage in such options and futures transactions and will not do so unless and until the Fund's prospectus has been revised to reflect this.

THE VALUE-ADDED MARKET PORTFOLIO

The investment objective of the VALUE-ADDED MARKET PORTFOLIO is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. The investment objective of the VALUE-ADDED MARKET PORTFOLIO may not be changed without the approval of the shareholders of the Portfolio. There can be no assurance that the objective will be achieved. The investment policies discussed below may be changed by the Trustees of the Fund without shareholder approval:

The VALUE-ADDED MARKET PORTFOLIO will seek to attain its investment objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). Standard & Poor's 500 is a trademark of Standard & Poor's Corporation ("S&P") and has been licensed for use by the Fund. The VALUE-ADDED MARKET

                             23   - PROSPECTUS

PORTFOLIO is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the VALUE-ADDED MARKET PORTFOLIO. The S&P Index consists of 500 common stocks selected by S&P, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P Index implies no opinion by S&P as to the quality of the stock as an investment. The S&P Index is determined, composed and calculated by S&P without regard to the VALUE-ADDED MARKET PORTFOLIO. S&P is neither a sponsor of, nor in any way affiliated with, the VALUE-ADDED MARKET PORTFOLIO, and S&P makes no representation or warranty, express or implied, on the advisability of investing in the VALUE-ADDED MARKET PORTFOLIO or as to the ability of the S&P Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. S&P has no connection with the VALUE-ADDED MARKET PORTFOLIO other than the licensing to the Investment Manager of the use of the S&P Index in connection with the VALUE-ADDED MARKET PORTFOLIO.

The VALUE-ADDED MARKET PORTFOLIO invests in the stocks included in the S&P Index on an equally-weighted basis; that is, to the extent practicable and subject to the specific investment policies and restrictions described below, an equal portion of the VALUE-ADDED MARKET PORTFOLIO's assets is invested in each of the 500 securities in the S&P Index. This differs from the S&P Index and nearly all other major indexes, which generally are weighted on a market-capitalization basis. For example, the 50 largest capitalization issuers in the S&P Index represent approximately 45% of the S&P Index. However, in accordance with its investment policies, the VALUE-ADDED MARKET PORTFOLIO will strive to maintain each stock holding equally, so that, subject to the specific investment policies and investment restrictions described below, approximately 0.20 of 1% of the VALUE-ADDED MARKET PORTFOLIO's total invested assets will be invested in each of the 500 companies included in the S&P Index. The equal weighting technique is based on the Investment Manager's statistical analysis that most portfolio performance is usually generated by only one-quarter to one-third of the portfolio. Since there is no certainty that any specific company or industry selection, even within a broad-based index such as the S&P Index, will achieve superior performance, the Investment Manager believes equal-weighting may benefit the VALUE-ADDED MARKET PORTFOLIO in seeking to attain its investment objective.

The holdings of the VALUE-ADDED MARKET PORTFOLIO will be adjusted by the Investment Manager not less than quarterly to reflect changes in the VALUE-ADDED MARKET PORTFOLIO's asset levels and in the relative values of the common stocks held by the VALUE-ADDED MARKET PORTFOLIO so that following each adjustment the value of the VALUE-ADDED MARKET PORTFOLIO's investment in each security will be equal to the extent practicable. In addition, whenever a company is eliminated from or added to the S&P Index, the VALUE-ADDED MARKET PORTFOLIO will sell or purchase the stock of such company, as the case may be, as soon as practicable. Accordingly, securities may be purchased and sold by the VALUE-ADDED MARKET PORTFOLIO when such purchases and sales would not be made under traditional investment criteria.

In addition, while the Investment Manager will not actively manage the portfolio other than to follow the guidelines set forth above for following an equally-weighted S&P Index, it may eliminate one or more securities (or elect not to increase the VALUE-ADDED MARKET PORTFOLIO's position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the VALUE-ADDED MARKET PORTFOLIO, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the VALUE-ADDED MARKET PORTFOLIO's holdings, or recommence purchases, when and if those conditions cease to exist.

The VALUE-ADDED MARKET PORTFOLIO may purchase futures contracts on stock indexes at a time when it is not fully invested on account of additional cash invested in the Portfolio or income received by the Portfolio. Purchase of a futures contract in those circumstances serves as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion. The VALUE-ADDED MARKET PORTFOLIO may enter into repurchase agreements, may lend its portfolio securities and may purchase common stock, including American Depository Receipts ("ADRs"), of foreign corporations represented in the S&P Index (such common stock and ADRs are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System) (see "General Portfolio Techniques" below and in the Statement of Additional Information).

A portion of the VALUE-ADDED MARKET PORTFOLIO's assets, not exceeding 25% of its total assets, may be invested temporarily in money market instruments (see "General Portfolio Techniques" below) under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the VALUE-ADDED MARKET PORTFOLIO; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions.

THE GROWTH PORTFOLIO

The investment objective of the GROWTH PORTFOLIO is long-term growth of capital. This objective may not be changed without the approval of the shareholders of the GROWTH PORTFOLIO. There is no assurance that the objective will be achieved. The following investment policies may be changed by the Trustees of the Fund without shareholder approval:

                             24   - PROSPECTUS

The GROWTH PORTFOLIO invests primarily in common stocks and securities convertible into common stocks of companies which offer the prospect for growth of earnings. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in common stocks and convertible securities, including warrants (see "General Portfolio Techniques" below). There are no minimum rating or quality requirements with respect to convertible securities in which the Portfolio may invest and, thus, all or some of such securities may be below investment grade (see "General Portfolio Techniques" below). See the Appendix for a discussion of ratings of fixed-income securities.

The Sub-Adviser, MSAM, invests the assets of the GROWTH PORTFOLIO by pursuing its "equity growth" philosophy. That strategy involves a two-step process to achieve value for the Portfolio's shareholders by taking advantage of unrecognized appreciation potential created by changes in the economic, social and political environments. Pursuant to its approach, the Sub-Adviser emphasizes individual security selection. Individual companies are chosen for investment by the GROWTH PORTFOLIO, based on factors including but not limited to: potential growth in earnings and dividends; quality of management; new products and/or new markets; research and development capabilities; historical rate of return on equity and invested capital; cash flow and balance sheet strength; and forcing value through company initiatives such as cost reduction or share repurchase. As a second step, the Sub-Adviser determines the weightings that the selected companies and industries will have in the portfolio.

The GROWTH PORTFOLIO intends to invest primarily, but not exclusively, in companies having stock market capitalizations (calculated by multiplying the number of outstanding shares of a company by the current market price) of at least $1 billion. The Sub-Adviser anticipates that the GROWTH PORTFOLIO will focus its investments in a relatively limited number of companies, although the Sub-Adviser continuously monitors up to 250 companies for possible investment by the Portfolio. The Portfolio's holdings are changed by the Sub-Adviser as warranted based on changes in the overall market or economic environment, as well as factors specific to particular companies.

While the GROWTH PORTFOLIO invests primarily in common stocks and securities convertible into common stock, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the GROWTH PORTFOLIO may invest are set forth under "General Portfolio Techniques" below.

There may be periods during which, in the opinion of the Sub-Adviser, market conditions warrant reduction of some or all of the GROWTH PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.

The GROWTH PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in real estate investment trusts, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The GROWTH PORTFOLIO is authorized to engage in transactions involving options and futures contracts that would be eligible for use by the UTILITIES PORTFOLIO, as described under "Options and Futures Transactions" under "General Portfolio Techniques" below and in the Statement of Additional Information. The GROWTH PORTFOLIO does not, however, presently intend to engage in such options and futures transactions and will not do so unless and until the Fund's prospectus has been revised to reflect this.

THE AMERICAN VALUE PORTFOLIO

The investment objective of the AMERICAN VALUE PORTFOLIO is long-term capital growth consistent with an effort to reduce volatility. This objective may not be changed without the approval of the shareholders of the AMERICAN VALUE PORTFOLIO. There is no assurance that the objective will be achieved. The investment policies discussed below may be changed by the Trustees of the Fund without shareholder approval:

The AMERICAN VALUE PORTFOLIO seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The AMERICAN VALUE PORTFOLIO utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Portfolio in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Portfolio is typically overweighted in those sectors deemed to be attractive given their potential for above average relative earnings growth.

The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

Following selection of the AMERICAN VALUE PORTFOLIO'S specific investments, the Investment Manager will attempt to allocate the

                             25   - PROSPECTUS
assets of the AMERICAN VALUE PORTFOLIO so as to reduce the volatility of its portfolio. In doing so, the AMERICAN VALUE PORTFOLIO may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuations. The AMERICAN VALUE PORTFOLIO may invest up to 35% of its total assets in common stocks of non-U.S. companies including American Depository Receipts (see "General Portfolio Techniques" below), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants (see "General Portfolio Techniques" below), convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) (see "General Portfolio Techniques" below) and investment grade corporate debt securities when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments (see "General Portfolio Techniques" below) under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the AMERICAN VALUE PORTFOLIO or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the AMERICAN VALUE PORTFOLIO'S total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions. The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service Inc. or BBB or higher by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Investment Manager (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB and a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject).

Because prices of stocks fluctuate from day to day, the value of an investment in the AMERICAN VALUE PORTFOLIO will vary based upon the Portfolio's investment performance. The AMERICAN VALUE PORTFOLIO is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

Under normal circumstances, at least 65% of the AMERICAN VALUE PORTFOLIO'S total assets will be invested in common stocks of U.S. companies in industries which, at the time of purchase, were determined to be attractively valued or moderately attractively valued given their above average relative earnings growth potential at that time.

The foregoing limitations apply at the time of acquisition based on the last determined market value of the assets of the AMERICAN VALUE PORTFOLIO, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

Since the investment strategy of the AMERICAN VALUE PORTFOLIO involves an ongoing process of determination by the Investment Manager of industries that have the most promising potential for relative earnings growth, it is anticipated that the Portfolio will have more frequent purchase and sale transactions than most other Portfolios. Therefore, as noted below under "General Portfolio Techniques -- Portfolio Trading," the annual portfolio turnover rate of the AMERICAN VALUE PORTFOLIO may exceed 400%.

The AMERICAN VALUE PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, engage in futures contracts and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, and purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE MID-CAP GROWTH PORTFOLIO

The investment objective of the MID-CAP GROWTH PORTFOLIO is long-term capital growth. The objective cannot be changed without the approval of the shareholders of the MID-CAP GROWTH PORTFOLIO. There is no assurance that the objective will be achieved. The investment policies discussed below may be changed by the Trustees without shareholder approval:

The MID-CAP GROWTH PORTFOLIO seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of domestic and foreign equity securities of "mid-cap" companies. A mid-cap company is a company whose market capitalization falls within the range of $250 million to $5 billion. The MID-CAP GROWTH PORTFOLIO may invest up to 35% of its total assets in (i) U.S. Government Securities and investment grade corporate debt securities (see "General Portfolio Techniques" below); or (ii) equity securities of companies with market capitalizations which fall outside of the range of $250 million to $5 billion at the time of purchase as long as such investments are consistent with the Portfolio's investment objective. The MID-CAP GROWTH PORTFOLIO may invest up to 35% of its total assets in the equity securities of non-U.S. companies, including American or other Depository Receipts, rights, warrants, and the direct purchase of foreign securities (see "General Portfolio Techniques" below).

                             26   - PROSPECTUS

Equity securities in which the MID-CAP GROWTH PORTFOLIO may invest include common stocks and securities convertible into common stocks (see "General Portfolio Techniques" below). The MID-CAP GROWTH PORTFOLIO utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation and whereby the Investment Manager seeks to invest assets of the Portfolio in industries it considers to be attractive at the time of purchase and to sell those it considers overvalued. The Investment Manager will invest principally in those mid-cap companies that in the opinion of the Investment Manager have above-average relative growth potential. Mid-cap companies typically have a better growth potential than their large-cap counterparts because they are still in the early and more dynamic period of their corporate existences. Often mid-size companies and the industries in which they are focused are still evolving as opposed to the more mature industries served by large-cap companies. Moreover, mid-cap companies are not considered "emerging" stocks, nor are they as volatile as small-cap firms. This is due to the fact that mid-cap companies have increased liquidity, attributable to their larger market capitalization as well as longer and more established track records, and a stronger market presence and dominance than small-cap firms. Consequently, because of the better growth inherent in these companies and their industries, mid-cap companies offer superior return potential to large-cap companies; yet, owing to their relatively larger size and better recognition in the investment community, they have a reduced risk profile compared to smaller, emerging or micro-cap companies.

In selecting stocks within the mid-cap universe, the Investment Manager will use an industry approach that seeks to diversify the assets of the MID-CAP GROWTH PORTFOLIO in approximately 18 to 35 industries. The Portfolio will hold less than 5% of its net assets in any one security and will hold less than 10% of its net assets in any one industry. Companies will be selected based on at least three-year track records, and purchases will be primarily focused on companies that: (1) have the potential for above-average relative earnings growth; (2) are focused in industries that are rapidly expanding or have the potential to see increasing sales or earnings; (3) historically have had well-defined and recurring revenues; or (4) are attractive based on an assessment of private market or franchise values.

After selection of the MID-CAP GROWTH PORTFOLIO's target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals. From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of its earnings and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cash flow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which the Investment Manager believes to be attractive investments are finally selected for inclusion in the Portfolio. See below for a discussion of the risks of mid-cap stocks.

ASSET ALLOCATION. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The MID-CAP GROWTH PORTFOLIO may hold a portion of its portfolio in investment grade fixed-income securities, including convertible securities, in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions. The MID-CAP GROWTH PORTFOLIO may, for defensive purposes, invest without limitation in money market instruments (see "General Portfolio Techniques" below).

MID-CAP STOCKS. Investing in medium-sized market capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. Often mid-size companies and the industries in which they are focused are still evolving and while this may offer better growth potential than larger, established companies, it also may make them more sensitive to changing market conditions. Because prices of stocks, including mid-cap stocks, fluctuate from day to day, the value of an investment in the MID-CAP GROWTH PORTFOLIO will vary based upon the Portfolio's investment performance.

The MID-CAP GROWTH PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, engage in futures contracts and options transactions, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, and purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE GLOBAL EQUITY PORTFOLIO

The investment objective of the GLOBAL EQUITY PORTFOLIO is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. There can be no assurance that the GLOBAL EQUITY PORTFOLIO will achieve its objective. The investment objective cannot be changed without the approval of the shareholders of the GLOBAL EQUITY PORTFOLIO.

                             27   - PROSPECTUS

The investment policies discussed below may be changed by the Trustees of the Fund without shareholder approval:

The GLOBAL EQUITY PORTFOLIO will invest at least 65% of its total assets in equity securities issued by issuers located in various countries, around the world. The Portfolio's investment portfolio will normally be invested in at least three separate countries.

The GLOBAL EQUITY PORTFOLIO will seek to achieve its investment objective through investments in all types of common stocks and equivalents (such as convertible debt securities and warrants) (see "General Portfolio Techniques" below), preferred stocks and bonds and other investment grade debt obligations of domestic and foreign companies and governments and international organizations, including zero coupon securities. There is no limitation on the percentage or amount of the GLOBAL EQUITY PORTFOLIO's assets which may be invested for growth or income. The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service Inc. or BBB or higher by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Investment Manager (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB and investments in zero coupon securities, and a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject).

The GLOBAL EQUITY PORTFOLIO will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies and governments located throughout the world. Such securities will generally be those with a record of paying dividends and the potential for increasing dividends. The percentage of the GLOBAL EQUITY PORTFOLIO's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Investment Manager.

The GLOBAL EQUITY PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers, and invest up to 10% of its total assets in securities issued by other investment companies (see the discussion of these securities under "General Portfolio Techniques" below).

Notwithstanding the GLOBAL EQUITY PORTFOLIO's investment objective of seeking total return, the GLOBAL EQUITY PORTFOLIO may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities) (see "General Portfolio Techniques" below); cash and cash equivalents in major currencies; repurchase agreements (see "General Portfolio Techniques" below) and money market instruments. Money market instruments in which the GLOBAL EQUITY PORTFOLIO may invest are set forth under "General Portfolio Techniques" below.

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities).

The GLOBAL EQUITY PORTFOLIO may enter into forward foreign currency exchange contracts, engage in futures contracts and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE DEVELOPING GROWTH PORTFOLIO

The investment objective of the DEVELOPING GROWTH PORTFOLIO is long-term capital growth. This objective may not be changed without the approval of the shareholders of the DEVELOPING GROWTH PORTFOLIO. There is no assurance that the objective will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The DEVELOPING GROWTH PORTFOLIO seeks to achieve capital growth which significantly exceeds the historical total return of common stocks as measured by the Standard & Poor's 500 index. The primary emphasis is on the securities of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential to grow much more rapidly than the economy; at times, investments may also be made in the securities of larger, established companies which also have such growth potential. The DEVELOPING GROWTH PORTFOLIO will normally invest at least 65% of its total assets in the securities of such companies. In addition to common stock, this portion of the portfolio may also include convertible securities (see "General Portfolio Techniques" below), preferred stocks and warrants (see "General Portfolio Techniques" below).

The Investment Manager attempts to identify companies whose earnings growth will be significantly higher than the average. Dividend income is not generally a consideration in the selection of stocks for purchase.

The Investment Manager focuses its stock selection for the DEVELOPING GROWTH PORTFOLIO upon a diversified group of emerging growth companies which have moved beyond the difficult and extremely risky "start-up" phase and which at the time of selection show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years after acquisition. New technologies, techniques, products or services, cost-reducing measures, changes in management, capitalization or asset deployment, changes in government regulations or favorable shifts in other external circumstances may all contribute to the anticipated phase of growth.

                             28   - PROSPECTUS

The application of the DEVELOPING GROWTH PORTFOLIO's investment policies is basically dependent upon the judgment of the Investment Manager. The proportions of the Portfolio's assets invested in particular industries will shift from time to time in accordance with the judgment of the Investment Manager.

The DEVELOPING GROWTH PORTFOLIO may invest up to 35% of its total assets in fixed-income securities issued or guaranteed by the United States Government, its agencies or instrumentalities, corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Investment Manager, including zero coupon securities (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB and investments in zero coupon securities, and a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject) and money market instruments. Money market instruments in which the Portfolio may invest are set forth under "General Portfolio Techniques" below. There may be periods during which, in the opinion of the Investment Manager, general market conditions warrant reduction of some or all of the DEVELOPING GROWTH PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments.

The securities in which the DEVELOPING GROWTH PORTFOLIO invests may or may not be listed on a national stock exchange, but if they are not so listed, will generally have an established over-the-counter market.

Since the investment strategy of the DEVELOPING GROWTH PORTFOLIO involves an ongoing process of determination by the Investment Manager of emerging growth companies that meet the stock selection process discussed above, it is anticipated that the Portfolio will have more frequent purchase and sale transactions than most other Portfolios. Therefore, as noted below under "General Portfolio Techniques -- Portfolio Trading," the annual portfolio turnover rate of the DEVELOPING GROWTH PORTFOLIO may exceed 300%.

The DEVELOPING GROWTH PORTFOLIO may also enter into repurchase agreements, invest in foreign securities, including American Depository Receipts, European Depository Receipts or similar securities convertible into securities of foreign issuers, invest in real estate investment trusts, lend its portfolio securities, purchase securities which are issued in private placements or which are not otherwise readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The DEVELOPING GROWTH PORTFOLIO is authorized to engage in transactions involving options and futures contracts that would be eligible for use by the UTILITIES PORTFOLIO, as described under "Options and Futures Transactions" under "General Portfolio Techniques" below and in the Statement of Additional Information. The DEVELOPING GROWTH PORTFOLIO does not, however, presently intend to engage in such options and futures transactions and will not do so unless and until the Fund's prospectus has been revised to reflect this.

LEVERAGING. The DEVELOPING GROWTH PORTFOLIO may borrow money, but only from a bank and in an amount up to 25% of the value of the Portfolio's total assets, taken at the lower of market value or cost, not including the amount borrowed. When the Portfolio borrows it will be because it seeks to enhance capital appreciation by leveraging its investments through purchasing securities with the borrowed funds. Any investment gains (and/ or investment income) made with the additional monies in excess of interest paid will cause the net asset value of the Portfolio's shares (and/or the Portfolio's net income per share) to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Portfolio, net asset value (and/or net income per share) will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage. The Portfolio will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Act"). The investment policy also provides that the Portfolio may not purchase or sell a security on margin.

THE EMERGING MARKETS PORTFOLIO

The investment objective of the EMERGING MARKETS PORTFOLIO is long-term capital appreciation. This objective may not be changed without the approval of the shareholders of the EMERGING MARKETS PORTFOLIO. There can be no assurance that the objective will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The EMERGING MARKETS PORTFOLIO will seek to achieve its investment objective by investing at least 65% of its total assets at all times, except for temporary and defensive purposes, in equity securities of companies in emerging market countries. For the purposes of this Portfolio, an "emerging market country" is any country that is considered an emerging or developing country by the International Bank of Reconstruction and Development (the "World Bank"), as well as Hong Kong and Singapore. Presently, there are approximately 158 countries considered to be emerging market countries. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, most nations located in Western Europe and certain other nations located in Asia. A list of the countries not falling within the World Bank definition of an emerging market country is set forth in the Statement of Additional Information.

                             29   - PROSPECTUS

The EMERGING MARKETS PORTFOLIO will invest primarily in equity securities of companies that (i) are organized under the laws of emerging market countries;
(ii) regardless of where organized, derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in emerging market countries; (iii) maintain at least 50% of their assets in emerging market countries; or (iv) have securities which are traded principally on a stock exchange in an emerging market country. Under normal circumstances, the Portfolio will invest in at least five emerging market countries. Substantially all of the Portfolio's investments may be denominated in currencies other than the U.S. dollar. See "Risks of Investing in Emerging Market Countries" below.

The EMERGING MARKETS PORTFOLIO may invest up to 35% of its total assets in (i) convertible and non-convertible fixed-income securities of government or corporate issuers located in emerging market countries; (ii) equity and fixed-income securities of issuers in developed countries; and (iii) cash and money market instruments. See "General Portfolio Techniques" below for a discussion of investments in convertible securities and money market instruments.

There may be periods during which, in the opinion of the Sub-Adviser, TCW, market conditions warrant reduction of some or all of the EMERGING MARKETS PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which any amount of its total assets may be invested in obligations of the United States government, its agencies or instrumentalities, including zero coupon securities (see "General Portfolio Techniques" below), money market instruments and cash.

The equity securities in which the EMERGING MARKETS PORTFOLIO may invest include common and preferred stock (including convertible preferred stock), stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depository Receipts. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. See "General Portfolio Techniques" below for a discussion of investments in warrants, other investment companies and American, Global or other types of Depository Receipts.

The fixed-income securities (including convertible securities) of government or corporate issuers located in emerging market countries, the United States or other developed countries in which the EMERGING MARKETS PORTFOLIO may invest may consist of fixed-income securities that are unrated or rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P"), including zero coupon securities. There is no limit on the percentage of the Portfolio's total assets which may be invested in fixed-income securities which are unrated or rated below investment grade. Since the EMERGING MARKETS PORTFOLIO does not have any minimum quality rating standard for such investments, the Portfolio may invest in fixed-income securities rated as low as C by Moody's or D by S&P. See "General Portfolio Techniques" below for a discussion of the special investment considerations involved in investment in lower-rated securities, commonly known as "junk bonds," a discussion of zero coupon securities, and a discussion of credit risk and interest rate risk, to which risks all fixed-income securities are subject. The Portfolio is not subject to any restrictions on the maturities of the fixed-income securities it holds. A description of Moody's and S&P ratings is set forth in the Appendix.

The EMERGING MARKETS PORTFOLIO's investments in debt obligations of government issuers in emerging market countries will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above ("Sovereign Debt"). The Sovereign Debt held by the Portfolio will take the form of bonds (including Brady Bonds), notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and securities or interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of such Sovereign Debt. Certain Sovereign Debt held by the Portfolio will not be traded on any securities exchange. See the discussion of Sovereign Debt and Brady Bonds below and in the Statement of Additional Information.

U.S. and non-U.S. corporate fixed-income securities in which the EMERGING MARKETS PORTFOLIO may invest include debt securities, convertible securities and preferred stocks of corporate issuers.

The EMERGING MARKETS PORTFOLIO may also enter into repurchase agreements and forward foreign currency exchange contracts, engage in various futures and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

In its investment strategy, the Sub-Adviser utilizes a top-down/ bottom-up approach, beginning with an evaluation of the country in which the proposed investment is to be made, including relevant external developments and their implications. Following the country level of review, investments in specific securities will be made after completion of a fundamental analysis of securities, industries and companies by the Sub-Adviser, including consideration of liquidity, market capitalization, a company's existing and expected future financial position, relative

                             30   - PROSPECTUS
competitive position in the domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations include management expertise, government regulation and costs of labor and raw materials. The EMERGING MARKETS PORTFOLIO's investments will be allocated among emerging market countries in accordance with the Sub-Adviser's judgment as to where the best investment opportunities exist.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. See "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities. Investors should recognize that investing in securities of emerging market countries involves certain risks, and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies or issuers located in foreign developed countries.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on foreign markets than in the U.S. Thus, the EMERGING MARKETS PORTFOLIO's operating expenses are expected to be higher than those of investment companies investing primarily in domestic or other more established market regions. Also, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the EMERGING MARKETS PORTFOLIO invests and adversely affect the value of the Portfolio's assets.

The economies of most of the emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Economic Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of emerging market countries. In addition, the economies of some of the emerging market countries such as Indonesia, Malaysia, Mexico and Venezuela, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Portfolio held in foreign countries.

Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Trading in Sovereign Debt involves a high degree of risk, since the governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest of such debt obligations when they become due, due to factors such as debt service burden, political constraints, cash flow situation and other national economic factors. As a result, governments of emerging market countries may default on their Sovereign Debt, which may require holders of such Sovereign Debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted Sovereign Debt may be collected in whole or in part. Currently, Brazil is the largest debtor among developing countries, Mexico is the second largest and Argentina the third. At times certain emerging market countries have declared moratoria on the payment of principal and/or interest on external debt.

"Brady Bonds," which were issued under the "Brady Plan" in exchange for loans and cash in connection with restructurings in various emerging market countries' external debt markets in 1990, have been issued in various currencies, primarily the U.S. dollar, and are actively traded in the over-the-counter secondary market for the debt of emerging market countries. In the case of U.S. dollar denominated collateralized Brady Bonds, the bonds

                             31   - PROSPECTUS
are collateralized in full as to principal by U.S. Treasury zero coupon bonds of the same maturity. In addition, at least one year of rolling interest payments are collateralized by cash or other investments.

The governments of some emerging market countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Sub-Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the EMERGING MARKETS PORTFOLIO in privatizations in appropriate circumstances. In certain emerging market countries, the ability of foreign persons, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms on which the Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

Most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the Act limits the Portfolio's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder.

Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated may have a detrimental impact on the EMERGING MARKETS PORTFOLIO.

Some emerging market countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded.

Currently, only a limited market, if any, exists for hedging transactions relating to currencies in most emerging markets or to securities of issuers domiciled or principally engaged in business in emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in emerging markets. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currencies should rise. In addition, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

As a result of the absence of established securities markets and publicly-owned corporations in certain emerging market countries, as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") (see "General Portfolio Techniques" below) or similar securities and government approved investment vehicles. For example, due to Chile's current investment restrictions (in most cases capital invested directly in Chile cannot be repatriated for at least one year), the Portfolio's investments in Chile primarily will be through investment in ADRs, GDRs and established Chilean investment companies not subject to repatriation restrictions.

The EMERGING MARKETS PORTFOLIO may not invest more than 15% of its net assets in illiquid securities. The Portfolio will treat any emerging market country's securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with an emerging market country's debt conversion programs that are restricted as to remittance of invested capital or profits, as illiquid securities for purposes of this limitation.

Certain emerging market countries may impose unusually high withholding taxes on dividends payable to the EMERGING MARKETS PORTFOLIO, thereby effectively reducing the Portfolio's investment income.

GENERAL PORTFOLIO TECHNIQUES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in fixed-rate and adjustable rate United States mortgage-backed securities ("Mortgage-Backed Securities"). There are currently three basic types of U.S. Mortgage-Backed Securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement. (Mortgage-

                             32   - PROSPECTUS

Backed Securities of the latter category are not considered Government Securities for purposes of the investment policies of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO. Canadian Mortgage-Backed Securities, in which that Portfolio may also invest, are described above under "The North American Government Securities Portfolio.")

The Portfolios will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Portfolios may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

Certificates for Mortgage-Backed Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

ADJUSTABLE RATE MORTGAGE SECURITIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in private mortgage pass-through securities, which are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated

                             33   - PROSPECTUS
as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Portfolio from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. In addition, in reliance upon an interpretation by the staff of the Securities and Exchange Commission, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest without limitation in CMOs and other Mortgage-Backed Securities which are not by definition excluded from the provisions of the Act, and which have obtained exemptive orders from such provisions from the Securities and Exchange Commission.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, inverse floaters and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, Stripped Mortgage-Backed Securities, as described below, are generally higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest up to 10% of its total assets in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as the LIBOR (London Inter-Bank Offered Rate) Index. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floaters exhibit sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets. The Sub-Adviser believes that, notwithstanding the fact that inverse floaters exhibit price volatility, the use of inverse floaters as a component of the Portfolio's overall portfolio, in light of the Portfolio's anticipated portfolio composition in the aggregate, is compatible with the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO's objective to earn a high level of current income while maintaining relatively low volatility of principal.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest in Stripped Mortgage-Backed Securities, which are derivative multiclass mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped Mortgage-Backed Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most

                             34   - PROSPECTUS
extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal repayments may have a material adverse effect on the Portfolio's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated Aaa by Moody's or AAA by S&P.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may purchase Stripped Mortgage-Backed Securities for income, or for hedging purposes to protect the Portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund's management understands that the staff of the Securities and Exchange Commission considers privately issued Stripped Mortgage-Backed Securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such a position. Stripped Mortgage-Backed Securities issued by the U.S. Government or its agencies, and which are backed by fixed-rate mortgages, will be treated as liquid provided they are so determined by, or under procedures approved by, the Trustees of the Fund. Each Portfolio may not invest more than 15% of its total assets in illiquid securities.

TYPES OF CREDIT ENHANCEMENT. Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. In addition, any circumstance adversely affecting the ability of third parties, such as insurance companies, to satisfy any of their obligations with respect to any Mortgage-Backed Securities, such as a diminishment of their creditworthiness, could affect the rating, and thus the value, of the securities. The Portfolios will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

ASSET-BACKED SECURITIES. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities represent the securitization techniques used to develop Mortgage-Backed Securities applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

RISKS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-Backed and Asset-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if a Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest a portion of its assets in derivative Mortgage-Backed Securities such as Stripped Mortgage-Backed Securities which are highly sensitive to changes in prepayment and interest rates. The Investment Manager and/or the Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities.

Mortgage-Backed and Asset-Backed Securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed and Asset-Backed Securities.

Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of

                             35   - PROSPECTUS
rising interest rates. Accordingly, amounts available for reinvestment by a Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-Backed Securities, although less likely to experience the same prepayment rates as Mortgage-Backed Securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-Backed and Asset-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO will invest in CMOs issued by private entities only if the CMOs are rated Aa or higher by Moody's or AA or higher by S&P, and the DIVERSIFIED INCOME PORTFOLIO will invest in such CMOs only if the CMOs are rated Aaa by Moody's or AAA by S&P, or, if unrated, such CMOs are determined to be of comparable quality to the permitted rated investments. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

The investments by the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO in mortgage derivative securities also subject those Portfolios to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, as stated above, inverse floaters, a class of CMOs in which the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest up to 10% of its total assets, exhibit greater price volatility than the majority of CMOs.

Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

New instruments and variations of existing Mortgage-Backed Securities and Asset-Backed Securities continue to be developed. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO, following revision to the Fund's Prospectus, may invest in any such instruments or variations as may be developed, to the extent consistent with their investment objectives and policies and applicable regulatory requirements.

FOREIGN SECURITIES. The EMERGING MARKETS PORTFOLIO will invest primarily in foreign securities. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the GLOBAL EQUITY PORTFOLIO will invest extensively in foreign securities. The GROWTH PORTFOLIO may invest up to 25% of the value of its total assets, and the DEVELOPING GROWTH PORTFOLIO may invest up to 10% of the value of its total assets, in each case at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts ("ADRs") (described below), on which there is no such limit). Investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations. Each of the AMERICAN VALUE PORTFOLIO and the MID-CAP GROWTH PORTFOLIO may invest up to 35% of the value of its total assets, at the time of purchase, in foreign securities. The UTILITIES PORTFOLIO may invest up to 20% of the value of its total assets, at the time of purchase, in foreign securities, with a maximum of 10% of the value of its total assets, at the time of purchase, invested in such securities that are not ADRs. The BALANCED GROWTH PORTFOLIO and the DIVIDEND GROWTH PORTFOLIO may invest in ADRs. The VALUE-ADDED MARKET PORTFOLIO may purchase common stock, including ADRs, of foreign corporations represented in the S&P Index (such securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System). Each Portfolio other than the MONEY MARKET PORTFOLIO may invest in Eurodollar certificates of deposit. Each Portfolio's investments in unlisted foreign securities, if any, are subject to the

                             36   - PROSPECTUS

Portfolio's overall policy limiting its investments in illiquid securities to 15% or less of net assets.

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange among the currencies of the United States and foreign countries will affect the value of a Portfolio's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and thereby impact upon the Portfolio's total return on such assets.

Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of a Portfolio will be conducted on a spot basis or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO, through forward foreign currency exchange contracts (described below) or futures contracts (described below under "Options and Futures Transactions"). A Portfolio will incur certain costs in connection with these currency transactions.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Union and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the GLOBAL EQUITY PORTFOLIO, in particular. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held by a Portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments. To the extent a Portfolio purchases Eurodollar certificates of deposit, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may engage in transactions involving forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These Portfolios may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Portfolios will enter into forward contracts under various circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

At other times, when, for example, it is believed that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities (or securities which the Portfolio has purchased for its

                             37   - PROSPECTUS
portfolio) denominated in such foreign currency. Under identical circumstances, the Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

In addition, when a Portfolio anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

Lastly, the Portfolios are permitted to enter into forward contracts with respect to currencies in which certain of their portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions" below and in the Statement of Additional Information).

In all of the above circumstances, if the currency in which portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Portfolio will have realized fewer gains than had the Portfolio not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or the Sub-Adviser. Currently, only a limited market exists for certain hedging transactions in future foreign exchange rates. This may limit the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO's ability to effectively hedge its investments in Mexico. The Portfolios generally will not enter into a forward contract with a term of greater than one year, although they may enter into forward contracts for periods of up to five years. The Portfolios may be limited in their ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

AMERICAN DEPOSITORY RECEIPTS, EUROPEAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. The DIVERSIFIED INCOME PORTFOLIO, the UTILITIES PORTFOLIO, the GROWTH PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers, including ADRs sponsored by persons other than the underlying issuers ("unsponsored ADRs"). In addition, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the VALUE-ADDED MARKET PORTFOLIO and the AMERICAN VALUE PORTFOLIO may invest in ADRs. In addition, the EMERGING MARKETS PORTFOLIO may invest in Global Depository Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are typically issued in bearer form by a foreign bank or trust company which evidence ownership of the underlying foreign securities and which are designed for use in European and other foreign securities markets. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. Generally, issuers of the stock of unsponsored ADRs are not obligated to distribute material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

SECURITIES OF OTHER INVESTMENT COMPANIES. Each of the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest up to 10% of its total assets in securities issued by other investment companies. Such investments are necessary in order to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual issuers. The Portfolio will incur any indirect expenses incurred through investment in an investment company, such as the payment of a management fee (which may result in the payment of an additional advisory fee). Furthermore, it should be noted that foreign investment companies are not subject to the U.S. securities laws and may be subject to fewer or less stringent regulations than U.S. investment companies.

INVESTMENTS IN FIXED-INCOME SECURITIES. Each Portfolio may invest in fixed-income securities. All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Generally, higher yielding fixed-income securities are subject to a credit risk to a greater extent than lower yielding fixed-income securities (see below). The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities generally decline, and when interest rates fall, prices generally rise.

                             38   - PROSPECTUS

INVESTMENTS IN SECURITIES RATED BAA BY MOODY'S OR BBB BY S&P. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest a portion of their assets in fixed-income securities rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"). Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a bond held by any of these Portfolios is downgraded by a rating agency to a rating below Baa or BBB, the Portfolio will retain such security in its portfolio until the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the Sub-Adviser determines that it is practicable to sell the security without undue market or tax consequences to the Portfolio. In the event that such downgraded securities constitute 5% or more of the Portfolio's assets, the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the Sub-Adviser will seek to sell immediately sufficient securities to reduce the total to below 5%. The risks of holding lower-rated securities are described below. See the Appendix for an explanation of Moody's and S&P ratings.

Groupings (1) and (2) of the DIVERSIFIED INCOME PORTFOLIO may continue to hold fixed-income securities which have been downgraded by a rating agency to a rating as low as Baa or BBB. However, if a bond held by either of these groupings is downgraded by a rating agency to a rating below Baa or BBB, the Portfolio will seek to sell such security immediately.

SPECIAL CONSIDERATIONS FOR INVESTMENTS IN HIGH YIELD SECURITIES. Because of the special nature of the DIVERSIFIED INCOME PORTFOLIO's and the EMERGING MARKETS PORTFOLIO's investments in high yield securities, commonly known as "junk bonds," the Investment Manager or, in the case of the EMERGING MARKETS PORTFOLIO, the Sub-Adviser must take account of certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Portfolios, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Portfolio. Moreover, the market prices of certain of the securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Portfolios to sell certain securities.

New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, present legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the DIVERSIFIED INCOME PORTFOLIO and the EMERGING MARKETS PORTFOLIO.

CONVERTIBLE SECURITIES. The DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest a portion of their assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to

                             39   - PROSPECTUS
increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Because of the special nature of the permitted investments of these Portfolios in lower rated convertible securities, the Investment Manager or, in the case of the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Portfolio.

MONEY MARKET INSTRUMENTS. Money market instruments in which each Portfolio other than the MONEY MARKET PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's, and which mature within thirteen months from the date of purchase. Money market instruments in which the MONEY MARKET PORTFOLIO, the BALANCED GROWTH PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may invest are described above under "The Money Market Portfolio," "The Diversified Income Portfolio" and "The Balanced Growth Portfolio."

REPURCHASE AGREEMENTS. Each Portfolio of the Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involve the acquisition by the Portfolio of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser, subject to procedures established by the Trustees of the Fund, and specifying the required value of the collateral underlying the agreement.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may also use reverse repurchase agreements, and each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO may also use dollar rolls, as part of its investment strategy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

A Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Portfolio will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and

                             40   - PROSPECTUS
dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Portfolio. Under the requirements of the Act, each Portfolio is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 25% of the Portfolio's total assets. For purposes other than meeting redemptions, reverse repurchase agreements may not exceed 5% of the MONEY MARKET PORTFOLIO's total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, each Portfolio (other than the VALUE-ADDED MARKET PORTFOLIO) may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. A Portfolio will also establish a segregated account with its custodian bank in which it will continually maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio (other than the MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio until the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser determines that the issuance of the security is probable, whereupon the accounting treatment for such commitment will be the same as for a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, described above and in the Statement of Additional Information. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest up to 15% of its total assets in securities for which there is no readily available market including certain of those which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing limitation.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Portfolio from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Portfolio. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of a Portfolio's total assets.

Restricted securities in which the MONEY MARKET PORTFOLIO may invest are described above under "The Money Market Portfolio."

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by each Portfolio may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value

                             41   - PROSPECTUS
at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

The zero coupon securities in which the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest are primarily Canadian Government Securities with remaining maturities of two years or less issued by Canadian provinces. Such securities generally are currently readily available only in the form of zero coupon securities.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent a Portfolio invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

WARRANTS. Each Portfolio (other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO) may acquire warrants attached to other securities and, in addition, each Portfolio other than the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the UTILITIES PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may invest up to 5% of the value of its total assets in warrants not attached to other securities, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Portfolio's investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

REAL ESTATE INVESTMENT TRUSTS. Each of the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Portfolios to invest in the real estate industry (the Portfolios are prohibited from investing in real estate directly). As a shareholder in a real estate investmenttrust, the Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

OPTIONS AND FUTURES TRANSACTIONS

Each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities (the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may also write covered put and call options on stock indexes) and purchase options of the same or similar series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on securities which it holds (or has the right to acquire) in its portfolio and engaging in transactions involving interest rate futures contracts and bond index futures contracts and options on such contracts. The BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING

                             42   - PROSPECTUS

MARKETS PORTFOLIO may also hedge against such changes by entering into transactions involving stock index futures contracts and options thereon and (except for the EMERGING MARKETS PORTFOLIO) options on stock indexes. The VALUE-ADDED MARKET PORTFOLIO may purchase futures contracts on stock indexes such as the S&P Index and the New York Stock Exchange Composite Index and may sell such futures contracts to effect closing transactions. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also hedge against potential changes in the market value of the currencies in which their investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engaging in transactions involving currencies futures contracts and options on such contracts.

Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities (or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the currency) underlying an option it has written, in accordance with the terms of that option, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

COVERED CALL WRITING. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO are permitted to write covered call options on portfolio securities, without limit, and the BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities, in an amount not exceeding, in the aggregate with covered put options, 5% of the value of its total assets, in order to aid them in achieving their investment objectives. In the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO, such options may be denominated in either U.S. dollars or foreign currencies and may be on the U.S. dollar and foreign currencies. As a writer of a call option, the Portfolio has the obligation, upon notice of exercise of the option, to deliver the security (or amount of currency) underlying the option prior to the expiration date of the option (certain listed and OTC put options written by a Portfolio will be exercisable by the purchaser only on a specific date).

COVERED PUT WRITING. As a writer of covered put options, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO or the EMERGING MARKETS PORTFOLIO incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Portfolio will be exercisable by the purchaser only on a specific date). The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Portfolio's management wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Portfolio will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of a Portfolio's net assets (in the case of the BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).

PURCHASING CALL AND PUT OPTIONS. The EMERGING MARKETS PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 10% of its total assets, and each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may purchase such call and put options in amounts equalling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the AMERICAN

                             43   - PROSPECTUS

VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may purchase such call and put options and options on stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of its total assets invested in the purchase of stock index options (the BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in amounts equalling up to 5% of its total assets). These Portfolios may purchase call options either to close out a covered call position or to protect against an increase in the price of a security a Portfolio anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO or the EMERGING MARKETS PORTFOLIO anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Portfolio may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. Similarly, each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase put options on currencies in which securities it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. The Portfolios may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the ability of these Portfolios to purchase call and put options.

STOCK INDEX OPTIONS. The BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO and the GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes, which are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. See "Risks of Options on Indexes," in the Statement of Additional Information.

FUTURES CONTRACTS. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and sell interest rate futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates and bond index futures contracts that are traded on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index. The BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the VALUE-ADDED MARKET PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also purchase and sell stock index futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index. The GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks and on such indexes of foreign equity securities as may exist or come into being, such as the Financial Times Equity Index. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as foreign government fixed-income securities, on various currencies ("currency futures") and on such indexes of foreign fixed-income securities as may exist or come into being. As a futures contract purchaser, a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the UTILITIES PORTFOLIO, to facilitate asset reallocations into and out of the fixed-income area. The BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO will purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices or, in the case of the UTILITIES PORTFOLIO, to facilitate asset reallocations into and out of the equity area. The VALUE-ADDED MARKET PORTFOLIO will purchase stock index futures contracts as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion, and may sell such contracts to effect closing transactions. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO will purchase or sell currency futures on currencies in which their portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates.

OPTIONS ON FUTURES CONTRACTS. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY

                             44   - PROSPECTUS

PORTFOLIO and the EMERGING MARKETS PORTFOLIO may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. A Portfolio may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

The extent to which a Portfolio may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification of each Portfolio as a regulated investment company and the Fund's intention to qualify each Portfolio as such. See "Dividends, Distributions and Taxes."

While the futures contracts and options transactions to be engaged in by the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO for the purpose of hedging their portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Portfolio's management could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Portfolio sold interest rate futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Portfolio would lose money on the sale.

Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the portfolio securities (and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the securities' denominated currencies). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO, by entering into transactions in foreign futures and options markets, will incur risks similar to those discussed above under "Foreign Securities."

New options and futures contracts and other financial products and various combinations thereof continue to be developed. The NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO may invest in any such options, futures and products as may be developed to the extent consistent with their investment objectives and applicable regulatory requirements, and the Fund will make any and all pertinent disclosures relating to such investments in its Prospectus and/or Statement of Additional Information. Except as otherwise noted above, there are no limitations on the ability of any of these Portfolios to invest in options, futures and options on futures.

PORTFOLIO TRADING

Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Portfolios, each Portfolio may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the opinion of the Investment Manager (or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser) strengthen the Portfolio's position and contribute to its investment objectives. In determining which securities to purchase for the Portfolios or hold in a Portfolio, the Investment Manager and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser's own analysis of factors they deem relevant.

                             45   - PROSPECTUS

Personnel of the Investment Manager and, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, the Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

Brokerage commissions are not normally charged on the purchase or sale of money market instruments and U.S. Government obligations, or on currency conversions, but such transactions will involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital and MSAM. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of InterCapital and MSAM.

The MONEY MARKET PORTFOLIO is expected to have a high portfolio turnover due to the short maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments. It is not anticipated that the portfolio turnover rates of the Portfolios will exceed the following percentages in any year: NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO: 100%; DIVERSIFIED INCOME PORTFOLIO: 150%; BALANCED GROWTH PORTFOLIO: 100%; UTILITIES PORTFOLIO:
100%; DIVIDEND GROWTH PORTFOLIO: 90%; VALUE-ADDED MARKET PORTFOLIO: 100%; GROWTH
PORTFOLIO: 200%; AMERICAN VALUE PORTFOLIO: 400%; MID-CAP GROWTH PORTFOLIO: 350%; GLOBAL EQUITY PORTFOLIO: 100%; DEVELOPING GROWTH PORTFOLIO: 300%; and EMERGING MARKETS PORTFOLIO: 100%. A portfolio turnover rate exceeding 100% in any one year is greater than that of many other investment companies. Each Portfolio of the Fund will incur underwriting discount costs (on underwritten securities) and/or brokerage costs commensurate with its portfolio turnover rate. The expenses of the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO relating to their portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Portfolios' trading policies. A more extensive discussion of the Portfolios' brokerage policies is set forth in the Statement of Additional Information.

PORTFOLIO MANAGEMENT


The following individuals are primarily responsible for the day-to-day management of the Portfolios of the Fund (other than the MONEY MARKET PORTFOLIO). Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio since the inception of the Fund or the designated Portfolio: Philip A. Barach, James M. Goldberg, Frederick
H. Horton and Jeffrey E. Gundlach, Managing Directors of TCW, are the primary portfolio managers of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO. Messrs. Barach, Gundlach and Goldberg have been portfolio managers with affiliates of TCW Group for over five years. Mr. Horton has been a portfolio manager with affiliates of TCW Group since October, 1993. From June 1991-September 1993, he was Senior Portfolio Manager for Dewey Square Investors, prior to which time he was Senior Portfolio Manager for the Putnam Companies. Peter M. Avelar and Rajesh K. Gupta, Senior Vice Presidents of InterCapital, and Anne Pickrell and Peter J. Seeley, Vice Presidents of InterCapital, are the primary portfolio co-managers of the DIVERSIFIED INCOME PORTFOLIO, Messrs. Avelar and Gupta since the inception of the Portfolio and Ms. Pickrell and Mr. Seeley since February 1998. Messrs. Avelar and Gupta and Ms. Pickrell have been portfolio managers at InterCapital for over five years. Prior to joining InterCapital in July 1994, Mr. Seeley was a portfolio manager at Nikko Capital Management. Mr. Gupta and Paul D. Vance, Senior Vice Presidents of InterCapital, have been the primary portfolio co-managers of the BALANCED GROWTH PORTFOLIO since March 1998. Mr. Vance has been a portfolio manager with InterCapital for over five years and is also the primary portfolio manager of the DIVIDEND GROWTH PORTFOLIO. Edward F. Gaylor, Senior Vice President of InterCapital, is the primary portfolio manager of the UTILITIES PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Kurt Feuerman, a Managing Director of MSAM in its Institutional Equity Group, and Margaret Johnson, a Principal of MSAM and a portfolio manager in its Institutional Equity Group, have been the primary portfolio co-managers of the GROWTH PORTFOLIO since March 1998. Ms. Johnson has been a portfolio manager with MSAM for over five years. Prior to joining MSAM in July 1993, Mr. Feuerman was a Managing Director of Drexel Burnham Lambert. Kenton J. Hinchliffe, Senior Vice President of InterCapital, is the primary portfolio manager of the VALUE-ADDED MARKET PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Anita H. Kolleeny, Senior Vice President of InterCapital, is the primary portfolio manager of the AMERICAN VALUE PORTFOLIO and has been assisted by Michelle Kaufman since March 1998. Ms. Kolleeny has been a portfolio manager with InterCapital for over five years. Prior to joining InterCapital in September 1993, Ms. Kaufman was a securities analyst with Woodward and Associates (March-August 1993). Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the MID-CAP GROWTH PORTFOLIO since January 1998. Prior to joining InterCapital in March 1994, Mr. Hermann was a portfolio manager at The Bank of New York. Mark Bavoso, Senior Vice President of InterCapital, has been the primary portfolio manager of the GLOBAL EQUITY PORTFOLIO


                             46   - PROSPECTUS
since August 1995 and has been a portfolio manager with InterCapital for over five years. Jayne Stevlingson, Vice President of InterCapital, is the primary portfolio manager of the DEVELOPING GROWTH PORTFOLIO and has been assisted by Armon Bar-Tur since May 1998. Ms. Stevlingson has been a portfolio manager of the DEVELOPING GROWTH PORTFOLIO since the inception of the Fund, has been the sole portfolio manager of the Portfolio since May 1996 and has been a portfolio manager with InterCapital for over five years. Mr. Bar-Tur has been a portfolio manager with InterCapital since October 1996, prior to which time he was a research analyst with Merrill Lynch Asset Management (February 1994-October
1996) and prior thereto was Assistant to the Chief Strategist of Citibank Global Asset Management (July 1992-July 1993). Shaun C.K. Chan, Managing Director of TCW and TCW Asia Ltd., Terence F. Mahony, Managing Director of TCW, and Michael
P. Reilly, a Managing Director of TCW, are the primary portfolio managers of the EMERGING MARKETS PORTFOLIO. Mr. Chan has been a portfolio manager with affiliates of TCW Group since 1993, prior to which time he was Director of Wardley Investment Services (Hong Kong) Ltd. Mr. Mahony has been a primary portfolio manager of the EMERGING MARKETS PORTFOLIO since July 1996 and has been a portfolio manager with TCW since April 1996, prior to which time he was Chief Investment Officer for Global Emerging Markets at HSBC Asset Management (September 1993-April 1996) and prior thereto was a Director at Baring Asset Management. Mr. Reilly has been a primary portfolio manager of the EMERGING MARKETS PORTFOLIO since December 1994 and has been a portfolio manager with affiliates of TCW Group since June 1992, prior to which time he was Vice President of Security Pacific Bank.


INVESTMENT RESTRICTIONS
      --------------------------------------------------------------------

The investment restrictions listed below are among the restrictions that have been adopted as fundamental policies of each Portfolio other than the MONEY MARKET PORTFOLIO. In addition, the MONEY MARKET PORTFOLIO has adopted restrictions two and five as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Portfolio without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Act.

Each Portfolio of the Fund may not:

        1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

        2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.)

        3. With the exception of the UTILITIES PORTFOLIO, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities.

        4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and the DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.

        5. Borrow money (except insofar as the MONEY MARKET PORTFOLIO, the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).

The MONEY MARKET PORTFOLIO has also adopted the following restrictions as fundamental policies:

        1. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the MONEY MARKET PORTFOLIO's total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, the MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business

                             47   - PROSPECTUS
    days and only if the securities have received the highest quality rating by at least two NRSROs.)

        2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the MONEY MARKET PORTFOLIO's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of the MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered illiquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO, in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder (e.g., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

DETERMINATION OF NET ASSET VALUE
      --------------------------------------------------------------------

The net asset value per share is calculated separately for each Portfolio. In general, the net asset value per share is computed by taking the value of all the assets of the Portfolio, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The Fund will compute the net asset value per share of each Portfolio once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on days the New York Stock Exchange is open for trading. The net asset value per share will not be determined on Good Friday and on such other Federal and non-Federal holidays as are observed by the New York Stock Exchange.

The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

In the calculation of the net asset value of the Portfolios other than the MONEY MARKET PORTFOLIO: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued (if there were no sales that day, the security is valued at the latest bid price) (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO, by the Sub-Adviser) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees. Valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date except for certain dividends from foreign securities which are accrued as soon as the Fund is informed of such dividends after the ex-dividend date.

Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the portfolio securities of each Portfolio other than the MONEY MARKET PORTFOLIO may be valued by an outside pricing

                             48   - PROSPECTUS
service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

PURCHASE OF FUND SHARES
      --------------------------------------------------------------------

Investments in the Fund may be made only by (1) Hartford Life Insurance Company for allocation to certain separate accounts it established and maintains for the purpose of funding variable annuity contracts and variable life insurance policies it issues, and by (2) Hartford Life and Annuity Insurance Company for allocation to certain separate accounts it established and maintains for the purpose of funding variable annuity contracts and variable life insurance policies it issues. Persons desiring to purchase annuity contracts or life insurance policies funded by any Portfolio of the Fund should read this Prospectus in conjunction with the Prospectus of the flexible premium deferred annuity contracts or the flexible premium variable life insurance policies issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company (the "Companies").

In the future, shares of the Portfolios of the Fund may be allocated to certain other separate accounts or sold to affiliated and/ or non-affiliated entities of the Companies in connection with variable annuity contracts or variable life insurance contracts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity contract separate accounts to invest in the same underlying fund. Although the Companies and the Fund do not currently foresee any such disadvantage, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflict between the interests of variable annuity contract owners and variable life insurance policy owners and to determine what action, if any, should be taken in response thereto.

Shares of each Portfolio of the Fund are offered to the Companies for allocation to the Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." In the interest of economy and convenience, certificates representing the Fund's shares will not be physically issued.

REDEMPTION OF FUND SHARES
      --------------------------------------------------------------------

Shares of any Portfolio of the Fund can be redeemed by the Companies at any time for cash, without sales charge, at the net asset value next determined after receipt of the redemption request. (For information regarding charges which may be imposed upon the Contracts by the applicable Account, see the Prospectus for the Contracts.)

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption of the shares of any Portfolio for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on that Exchange is restricted, or during which an emergency exists (as determined by the Securities and Exchange Commission) as a result of which disposal of the portfolio securities owned by the Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
      --------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute substantially all of the net investment income and net realized capital gains, if any, of each Portfolio. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account.

MONEY MARKET PORTFOLIO. Dividends from net income on the MONEY MARKET PORTFOLIO will be declared, payable on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and accretion of acquisition, original issue and market discount, less the amortization of market premium and the estimated expenses of the MONEY MARKET PORTFOLIO. The amount of dividend may fluctuate from day to day and may be omitted on some days if realized losses on portfolio securities exceed the MONEY MARKET PORTFOLIO's net investment income. Dividends are automatically reinvested daily in additional shares of the MONEY

                             49   - PROSPECTUS

MARKET PORTFOLIO at the net asset value per share at the close of business that day. Any net realized capital gains will be declared and paid at least once per calendar year; net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.

OTHER PORTFOLIOS. Dividends from net investment income, if any, on the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the VALUE-ADDED MARKET PORTFOLIO, the GROWTH PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, the DEVELOPING GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO will be declared and paid monthly, and any net realized capital gains will be declared and paid at least once per calendar year.

TAXES. Because the Fund intends to distribute substantially all of the net investment income and capital gains of each Portfolio and otherwise qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), it is not expected that any Portfolio of the Fund will be required to pay any Federal income tax on such income and capital gains.

Gains or losses on a Portfolio's transactions in certain listed options and on futures and options on futures generally are treated as 60% long-term and 40% short-term capital gains or losses. When a Portfolio engages in options and futures transactions, various tax regulations applicable to the Portfolio may have the effect of causing the Portfolio to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the realized net short-term gains of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the UTILITIES PORTFOLIO, the VALUE-ADDED MARKET PORTFOLIO, the AMERICAN VALUE PORTFOLIO, the MID-CAP GROWTH PORTFOLIO, the GLOBAL EQUITY PORTFOLIO and the EMERGING MARKETS PORTFOLIO being available for distribution. These Portfolios may make certain elections which may minimize the impact of these rules but which could also result in a higher portion of the Portfolio's gains being treated as short-term capital gains.

With respect to investments by the Portfolios in zero coupon bonds and investment by the DIVERSIFIED INCOME PORTFOLIO and the EMERGING MARKETS PORTFOLIO in payment-in-kind bonds, the Portfolios accrue income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on their income and capital gains, each Portfolio must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, these Portfolios may be required to dispose of some of their portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

Dividends, interest and capital gains received by a Portfolio on investments in foreign issuers or which are denominated in foreign currency may give rise to withholding and other taxes imposed by foreign countries, which may or may not be refunded to the Portfolio.

Since the Companies are the only shareholders of the Fund, no discussion is stated herein as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of variable annuity contracts, see the Prospectus for the Contracts.

PERFORMANCE INFORMATION
      --------------------------------------------------------------------

From time to time the Fund advertises the "yield" and "effective yield" of the MONEY MARKET PORTFOLIO. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the MONEY MARKET PORTFOLIO refers to the income generated by an investment in the Portfolio over a given period (which period will be stated in the advertisement). This income is then annualized. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the MONEY MARKET PORTFOLIO is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The MONEY MARKET PORTFOLIO's "yield" and "effective yield" do not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account and are therefore not equivalent to total return under a Contract (for a description of such charges, see the Prospectus for the Contracts).

From time to time the Fund advertises the "yield" of each of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO and the BALANCED GROWTH PORTFOLIO. The yield of a Portfolio is based on historical earnings and is not intended to indicate future performance. The yield of a Portfolio is computed by dividing the Portfolio's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Portfolio's yield. The "yield" of a Portfolio does not reflect deduction of any charges which may be imposed on the Contracts by the applicable Account and is therefore not equivalent to total return under a Contract (for a description of such charges, see the Prospectus for the Contracts).

                             50   - PROSPECTUS

From time to time the Fund may quote the "total return" of each Portfolio in advertisements and sales literature. The total return of a Portfolio is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of a Portfolio refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Portfolio of $1,000 over the life of the Portfolio. Average annual total return reflects all income earned by the Portfolio, any appreciation or depreciation of the Portfolio's assets and all expenses incurred by the Portfolio for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Portfolio. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if reflected, would reduce the performance quoted.

In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio. The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by independent organizations, such as Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
      --------------------------------------------------------------------

The shares of beneficial interest of the Fund, with $0.01 par value, are divided into thirteen separate Portfolios, and the shares of each Portfolio are equal as to earnings, assets and voting privileges with all other shares of that Portfolio. There are no conversion, pre-emptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

Additional Portfolios (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) may be offered in the future, but such additional offerings would not affect the interests of the current shareholders in the existing Portfolios.

On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account in accordance with instructions from Contract Owners, as more fully described under the caption "Voting Rights" in the Prospectus for the Contracts. The Trustees of the Fund have been elected by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, pursuant to the instructions of Contract Owners.

The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and MSAM, whose address is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payments of dividends and distributions on Fund shares.


CODE OF ETHICS. Directors, officers and employees of InterCapital and Dean Witter Services Company Inc. are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies

                             51   - PROSPECTUS
be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

The Sub-Advisers of the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the GROWTH PORTFOLIO and the EMERGING MARKETS PORTFOLIO also each have a Code of Ethics which complies with regulatory requirements and, insofar as it relates to persons associated with investment companies, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the Sub-Advisers and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Sub-Advisers and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                             52   - PROSPECTUS

APPENDIX -- RATINGS OF INVESTMENTS
      --------------------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")
BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa         Bonds which are rated Baa are considered as medium grade obligations;
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

BOND RATINGS

A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

                             53   - PROSPECTUS

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA         Debt rated AAA has the highest rating assigned by Standard & Poor's.
            Capacity to pay interest and repay principal is extremely strong.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
            Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.
B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments.
            Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.
CI The rating CI is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Stan-dard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard &
            Poor's does not rate a particular type of obligation as a matter of policy.
            Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
            Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.
            The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

COMMERCIAL PAPER RATINGS

Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for

                             54   - PROSPECTUS
the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payment is very strong.
    A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
    A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             55   - PROSPECTUS

DEAN WITTER SELECT DIMENSIONS
INVESTMENT SERIES
Two World Trade Center
New York, New York 10048

BOARD OF TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Barry Fink
VICE PRESIDENT, SECRETARY AND
GENERAL COUNSEL

Thomas F. Caloia
TREASURER

CUSTODIANS
The Bank of New York
90 Washington Street
New York, New York 10286

The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISERS
(NORTH AMERICAN GOVERNMENT SECURITIES
AND EMERGING MARKETS PORTFOLIOS)
TCW Funds Management, Inc.

(GROWTH PORTFOLIO)
Morgan Stanley Asset
Management Inc.

#40419   5/98

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                                   SUPPLEMENT
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 2, 1998

    The third paragraph on the cover page is hereby deleted and replaced by the following:

        A Prospectus for the Fund dated March 2, 1998, revised May 1, 1998, which provides the basic information you should know before allocating your investment under your Contract to the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus for the Fund. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectuses for the Fund and for the flexible premium deferred variable annuity contracts or the flexible premium variable life insurance policies issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

    The section of the Statement of Additional Information entitled "The Fund and Its Management" is hereby supplemented by the following:

        On March 24, 1998, Morgan Stanley, Dean Witter, Discover & Co., the parent company of the Fund's Investment Manager, changed its name to Morgan Stanley Dean Witter & Co. All references in the Statement of Additional Information to "Morgan Stanley, Dean Witter, Discover & Co." or "MSDWD" apply to Morgan Stanley Dean Witter & Co.

        At their meeting held on April 30, 1998, the Fund's Trustees amended the Investment Management Agreement between the Fund and Dean Witter InterCapital Inc. to lower management fees charged on daily net assets of the DIVIDEND GROWTH PORTFOLIO in excess of $500 million to 0.50%, so that the management fee payable by that Portfolio is now calculated by applying the annual rate of 0.625% to the net assets of the DIVIDEND GROWTH PORTFOLIO not exceeding $500 million and the annual rate of 0.50% to the net assets of that Portfolio exceeding $500 million.

    The section of the Statement of Additional Information entitled "Trustees and Officers" is hereby supplemented by the addition of the following:

Armon Bar-Tur (29)                 Assistant Vice President (since February 1998)
Assistant Vice President           and portfolio manager (since October 1996) with
Two World Trade Center             InterCapital; previously Research Analyst with
New York, New York                 Merrill Lynch Asset Management (February
                                   1994-January 1996) and prior thereto Assistant to
                                   the Chief Strategist of Citibank Global Asset
                                   Management (July 1992-July 1993).

    The third sentence in the fourth paragraph in the subsection entitled "Compensation of Independent Trustees" within the section of the Statement of Additional Information entitled "Trustees and Officers" is hereby replaced by the following:

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service.

    The table entitled "Retirement Benefits From All Dean Witter Funds" in the subsection entitled "Compensation of Independent Trustees" within the section of the Statement of Additional Information entitled "Trustees and Officers," illustrating the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the Fund) that have adopted the retirement program for the Independent Trustees as of December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997, is hereby replaced by the following:

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                                           ESTIMATED
                                                                                             RETIREMENT     ANNUAL
                                                                                              BENEFITS     BENEFITS
                                                            ESTIMATED                        ACCRUED AS      UPON
                                                         CREDITED YEARS        ESTIMATED      EXPENSES    RETIREMENT
                                                          OF SERVICE AT      PERCENTAGE OF     BY ALL      FROM ALL
                                                           RETIREMENT          ELIGIBLE       ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE                               (MAXIMUM 10)       COMPENSATION       FUNDS      FUNDS(2)
-----------------------------------------------------  -------------------  ---------------  -----------  -----------
Michael Bozic........................................              10             58.82%      $  20,499    $  55,026
Edwin J. Garn........................................              10             58.82          30,878       55,026
John R. Haire........................................              10             58.82         (19,823)(3)    132,002
Wayne E. Hedien......................................               9             50.00               0       46,772
Dr. Manuel H. Johnson................................              10             58.82          12,832       55,026
Michael E. Nugent....................................              10             58.82          22,546       55,026
John L. Schroeder....................................               8             49.02          39,350       46,123

------------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) in the Statement of Additional Information.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

    The section of the Statement of Additional Information entitled "Custodians and Transfer Agent" is hereby supplemented by the following:

        On March 24, 1998, Dean Witter Trust FSB, the Fund's Transfer Agent, was renamed Morgan Stanley Dean Witter Trust FSB. All references in the Statement of Additional Information to "Dean Witter Trust FSB" apply to Morgan Stanley Dean Witter Trust FSB.

May 1, 1998